--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               WORLD FUNDS, INC.
                    INTERNATIONAL ALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

             CLASSIC SERIES  |  ANNUAL REPORT  |  OCTOBER 31, 2001



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]
James B. Conheady,
Jeffrey J. Russell
Portfolio Managers

[GRAPHIC] Classic Series

Annual Report . October 31, 2001

INTERNATIONAL
ALL CAP GROWTH PORTFOLIO

JEFFREY J. RUSSELL

Jeffrey J. Russell, CFA, has more than 20 years of securities business experience and has been co-managing the Portfolio since its inception.

Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

JAMES B. CONHEADY

James B. Conheady has more than 40 years of securities business experience and has been managing the Portfolio since its inception.

Education: BSS from Georgetown University.

PORTFOLIO OBJECTIVE

The Portfolio seeks total return on its assets from growth of capital and income by investing primarily in equity securities of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks, and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

PORTFOLIO FACTS

PORTFOLIO INCEPTION
----------------------------------------
November 22, 1991

MANAGERS' TENURE
----------------------------------------
Since Inception

MANAGERS' INVESTMENT
INDUSTRY EXPERIENCE
----------------------------------------
20 Years (Jeffrey J. Russell)
40 Years (James B. Conheady)

                 CLASS A    CLASS B   CLASS L
----------------------------------------------
NASDAQ            SBIEX      SBIBX     SBICX
----------------------------------------------
INCEPTION        11/22/91   11/7/94   1/4/93
----------------------------------------------

Average Annual Total Returns as of October 31, 2001

                     Without Sales Charges/(1)/
                   Class A      Class B   Class L
--------------------------------------------------
One-Year         (39.64)%      (40.04)%   (40.06)%
--------------------------------------------------
Five-Year         (3.14)        (3.90)     (3.90)
--------------------------------------------------
Ten-Year           3.27/(3)/      N/A        N/A
--------------------------------------------------
Since Inception+   6.71/(3)/    (2.48)      2.48
--------------------------------------------------

                      With Sales Charges/(2)/
                   Class A      Class B   Class L
--------------------------------------------------
One-Year         (42.66)%      (42.42)%   (41.13)%
--------------------------------------------------
Five-Year         (4.12)        (4.04)     (4.09)
--------------------------------------------------
Ten-Year           2.74/(3)/      N/A        N/A
--------------------------------------------------
Since Inception+   6.36/(3)/    (2.48)      2.37
--------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

/(3)/ Performance calculation for Class A shares includes the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 22, 1991, November 7, 1994 and January 4, 1993, respectively.

--------------------------------------------------------------------------------

What's Inside
Your Investment in the International All Cap Growth Portfolio.................1
Letter to Our Shareholders....................................................2
Portfolio at a Glance.........................................................5
Historical Performance........................................................6
Growth of $10,000.............................................................9
Schedule of Investments......................................................10
Statement of Assets and Liabilities..........................................13
Statement of Operations......................................................14
Statements of Changes in Net Assets..........................................15
Notes to Financial Statements................................................16
Financial Highlights.........................................................21
Tax Information..............................................................23
Independent Auditors' Report.................................................24

[LOGO] Smith Barney Mutual Funds

Your Serious Money. Professionally Managed./SM/

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

         YOUR INVESTMENT IN THE INTERNATIONAL ALL CAP GROWTH PORTFOLIO

Portfolio managers Jeff Russell and James Conheady focus on identifying companies headquartered outside the United States that they believe possess strong financials and solid business plans.The porfolio managers seek to invest in foreign companies exhibiting above-average earnings growth and led by an effective management team.
[GRAPHIC]


[GRAPHIC]



Solid Companies Positioned for Rapid Growth
Messrs. Russell and Conheady use a rigorous process in carefully evaluating companies, seeking dynamic businesses that they believe show a potential for superior, consistent revenue and earnings growth. They also look to own companies they deem to be strategically positioned to capitalize on the potential growth of the global economy.

Portfolio Manager-Driven Funds--The Classic Series
The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. Classic Series Funds enable investors to participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.


1 International All Cap Growth Portfolio  | 2001 Annual Report to Shareholders

Dear Shareholder:
We herein present the annual report for the International All Cap Growth Portfolio ("Portfolio") for the year ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended October 31, 2001, the Portfolio's Class A shares without sales charges returned negative 39.64%. In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/1/ returned negative 24.93% for the same period. (The MSCI EAFE Growth Index/2/ returned negative 30.52% for the period.) Past performance is not indicative of future results.

Investment Strategy
As "bottom-up"/3/ managers, we look for companies that have the following qualities and characteristics: experienced, effective management teams; a commitment to achieving long-term growth and above-average earnings growth; and an ability to cultivate and leverage sustainable competitive advantages. While a sector or region may have winners and losers, we believe that attractive companies stand by their marketplace strategy, leadership and management.

Market Review and Outlook
For the second consecutive fiscal year, a series of extraordinary events significantly influenced the Portfolio. In several key aspects, however, the year 2001 was a studied contrast to trends that prevailed during 2000:
    . In 2001, the U.S. Federal Reserve Board ("Fed") began a series of short-term interest rate cuts designed to reinvigorate the slowing U.S. economy. This brought inflation-adjusted short-term yields to multi-decade lows.
    . The trading value of the new European currency, the euro, stabilized versus the U.S. dollar, compared to sharp declines in 2000.
    . Energy prices fell sharply toward the end of 2001 -- a welcomed change from the price increases of 2000. Oil prices fell as expectations regarding the demand for global energy slid precipitously in the aftermath of the September 11th attacks and on news about weakening industrial production.
    . International growth stocks/4/ began to rally at the end of the period, after 18 months of outperformance by international value stocks./5/ We believe the sustainability of this trend will depend on the depth and duration of the global economic slowdown.

During the period, European equity markets declined as the recession in the U.S. affected Europe's export-oriented economies. In our view, the European Central Bank ("ECB") was slow to recognize and act on the growing risk of recession. Subsequent to the events of September 11th, however, the ECB has reduced interest rates with far greater urgency.

The European equity markets are heavily weighted toward financial services stocks, especially banks and insurers. European banks have been aggressively acquiring investment banking and capital market businesses, and those equities suffered from the cyclical downturn of the financial markets. European insurance stocks also suffered from the decline in equities, which represents a far greater proportion of their assets compared to U.S. insurers. The liabilities stemming from the events of September 11th weighed on these insurance stocks as well.

--------
1The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East, which includes value and growth securities. Please note that an investor cannot invest directly in an index.
2The MSCI EAFE Growth Index measures the performance of those MSCI EAFE companies with high price-to-book ratios and high forecasted growth values, relative to each MSCI country. Please note that an investor cannot invest directly in an index.
3Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
4Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
5Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.


 2 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

Over the past five years, European investors have begun to significantly reallocate pension and personal portfolio assets away from fixed-income securities and into equities. The bear market of the past 18 months resulted in the liquidation of many equity mutual funds by many European investors, exacerbating the already volatile markets. We expect to see the long-term asset allocation trend toward equities continue, given the lower nominal yields now available from bonds. However, the bear market continues to test the resolve of European investors.

The Asian equity markets also suffered during the period. Many of these markets have a high representation of technology-related stocks, including those of key manufacturers and assemblers of components and semiconductors. As the global technology depression came into clear focus during the period, the Asian economies were subject to significant downgrades in earnings projections. With the capital spending intentions of multinationals clearly in decline, the overall prospect for technology spending at the close of the period was not bright.

During the period, Japan elected a reform-minded Prime Minister with extraordinary popularity and a mandate for change. Yet the pace of change in Japan has been slow, and the financial system continues to face pressure, weighed down by bad debts and a deflationary environment. Rising unemployment and a steady stream of bankruptcies underscore the fragility of Japan's domestic demand.

The emerging markets were not exempt from the global economic downturn during the period. Falling commodity prices in many sectors put pressure on earnings in most emerging markets, which tend to be commodity-dependent export economies. Argentina's continued economic woes weighed heavily on the emerging markets fixed income sector. The country's proposal to reschedule its debt has only increased investors' aversion.

Portfolio Review and Outlook
The geographical composition of the Portfolio shifted during the period, primarily due to the outperformance of European stocks. The Portfolio's allocation of 64% Europe, 28% Asia, and 8% Canada, Latin America and other emerging markets at the beginning of the period changed to 75% Europe, 17% in Asia, and 8% in Canada, Latin America and other emerging markets by the close of the period.

Several of the Portfolio's holdings in the telecommunications sector hurt the Portfolio's performance during the period, attributable to concerns over indebtedness in the aftermath of the wireless license auctions. These stocks recently regained favor, however, given that their balance sheets stand to benefit from lower interest rates and that their operations are focused regionally rather than on exports.

Despite the apparent cheapness of stock valuations in Japan, we have kept the Portfolio underweighted in that market. Because many emerging market companies were put under particular pressure by the global economic downturn, we have limited the Portfolio's emerging market investments and do not anticipate increasing our allocation in the near future.

The Portfolio's top-10 holdings reflect an eclectic mix of investment themes. These holdings illustrate our growth-oriented stock selection criteria, which seek to identify companies with strong financial structures, sizable business opportunities and stable, visionary managements.
 1.Grafton Group PLC is the leading supplier of builders' materials in Ireland and increasingly in the U.K. The company also has the dominant do-it-yourself home-repair format in Ireland. Management has successfully reinvested corporate cash flow into several strategic acquisitions.
 2.Mettler-Toledo International Inc. of Switzerland manufactures precision-weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demands Mettler's highly sophisticated instruments and information management solutions.
 3.Capita Group PLC is a leader in business process outsourcing in the U.K. to the private sector and to local government institutions. The company provides a host of services, including customer-service functions, human resources, training and software solutions.


 3 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 4.Novartis AG of Switzerland is a global pharmaceutical powerhouse, with a range of products in the life sciences. The company has leading prescription and non-prescription medicines, eye care products, as well as food and nutritional products.
 5.Serco Group PLC of the U.K. is a leader in contract government outsourcing.
   Serco operates a diverse range of central government functions, including defense maintenance and training, transportation and logistics systems and research facilities.
 6.Nokia Oyj is Finland's leading exporter, with a world-class position in wireless infrastructure and mobile handsets. Nokia's technology visionaries continue to shape the wireless communications industry. The stock has been a core holding in the Portfolio for 10 years.
 7.Tomra Systems ASA of Norway manufactures reverse vending machinery for global beverage containers. The trend toward increased consumer deposit legislation, especially in Europe, has increased the demand for Tomra's products and materials-recycling processes.
 8.Compass Group PLC of the U.K. is a global leader in contract catering for a broad range of institutional facilities. The company has been a consolidator in a fragmented industry marked by good organic growth rates, surplus cash generation and significant economies of scale.
 9.Hutchison Whampoa Ltd. of Hong Kong is a conglomerate with special strengths in telecommunications, property development and port operation. Management has an uncanny ability to opportunistically capture value in a diverse host of business sectors.
10.Wal-Mart de Mexico SA de CV is the dominant retailer in Mexico. With a number of different formats, the company captures a significant share of Mexican retail spending.

Thank you for investing in the International All Cap Growth Portfolio. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,
               /s/ Heath B. McLendon /s/ Jeffrey J. Russell, CFA

               Heath B. McLendon     Jeffrey J. Russell, CFA
               Chairman              Vice President
               /s/ James B. Conheady
               James B. Conheady
               Vice President
               November 17, 2001

The information provided in this letter represents the opinions of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 10 through 12 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of October 31, 2001 and is subject to change.



 4 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

        International All Cap Growth Portfolio at a Glance (unaudited)


 Top Ten Holdings*+


                    1. Grafton Group PLC................ 5.8%
                    2. Mettler-Toledo International Inc. 5.1
                    3. Capita Group PLC................. 4.8
                    4. Novartis AG...................... 4.3
                    5. Serco Group PLC.................. 4.1
                    6. Nokia Oyj........................ 3.8
                    7. Tomra Systems ASA................ 3.7
                    8. Compass Group PLC................ 3.5
                    9. Hutchinson Whampoa Ltd........... 3.4
                   10. Wal-Mart de Mexico SA de CV...... 3.1

                          Geographic Diversification*+

[CHART]
[Bar Chart]

 4.6%   Canada
 3.8%   Finland
 6.9%   France
 3.9%   Germany
 6.7%   Hong Kong
11.7%   Ireland
 7.2%   Japan
 5.5%   Spain
 9.4%   Switzerland
21.9%   United Kingdom
18.4%   Other

                            Investment Breakdown*++

[CHART]
   7.7           The Americas
   0.5              Australia
   1.3     Africa/Middle East
  16.8           Asia/Pacific
  73.7                 Europe


*All information is as of October 31, 2001. Please note that Portfolio holdings are subject to change.
+As a percentage of total stock.
++As a percentage of total investments.


 5 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Historical Performance -- Class A Shares



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------
10/31/01                $24.49   $11.82    $0.00       $4.44        (39.64)%
-------------------------------------------------------------------------------
10/31/00                 26.75    24.49     0.38        1.86         (1.62)
-------------------------------------------------------------------------------
10/31/99                 20.39    26.75     0.00        0.00         31.19
-------------------------------------------------------------------------------
10/31/98                 20.36    20.39     0.00        0.00          0.15
-------------------------------------------------------------------------------
10/31/97                 18.64    20.36     0.01        0.00          9.30
-------------------------------------------------------------------------------
10/31/96                 17.15    18.64     0.17        0.00          9.78
-------------------------------------------------------------------------------
10/31/95                 18.79    17.15     0.12        0.10         (7.44)
-------------------------------------------------------------------------------
10/31/94++               18.71    18.79     0.00        0.00          0.43+
-------------------------------------------------------------------------------
12/31/93                 12.35    18.71     0.00        0.16         52.78
-------------------------------------------------------------------------------
12/31/92                 12.31    12.35     0.02        0.00          0.49
-------------------------------------------------------------------------------
  Total                                    $0.70       $6.56
-------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------
10/31/01                $23.89   $11.38    $0.00       $4.44        (40.04)%
-------------------------------------------------------------------------------
10/31/00                 26.13    23.89     0.12        1.86         (2.43)
-------------------------------------------------------------------------------
10/31/99                 20.08    26.13     0.00        0.00         30.13
-------------------------------------------------------------------------------
10/31/98                 20.22    20.08     0.00        0.00         (0.69)
-------------------------------------------------------------------------------
10/31/97                 18.65    20.22     0.00        0.00          8.42
-------------------------------------------------------------------------------
10/31/96                 17.17    18.65     0.04        0.00          8.89
-------------------------------------------------------------------------------
Inception* -- 10/31/95   18.38    17.17     0.00        0.10         (6.00)+
-------------------------------------------------------------------------------
  Total                                    $0.16       $6.40
-------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------
10/31/01                $23.53   $11.16    $0.00       $4.44        (40.06)%
-------------------------------------------------------------------------------
10/31/00                 25.76    23.53     0.12        1.86         (2.42)
-------------------------------------------------------------------------------
10/31/99                 19.79    25.76     0.00        0.00         30.17
-------------------------------------------------------------------------------
10/31/98                 19.93    19.79     0.00        0.00         (0.70)
-------------------------------------------------------------------------------
10/31/97                 18.38    19.93     0.00        0.00          8.43
-------------------------------------------------------------------------------
10/31/96                 16.93    18.38     0.04        0.00          8.85
-------------------------------------------------------------------------------
10/31/95                 18.54    16.93     0.00        0.10         (8.11)
-------------------------------------------------------------------------------
10/31/94++               18.58    18.54     0.00        0.00         (0.22)+
-------------------------------------------------------------------------------
Inception* -- 12/31/93   12.35    18.58     0.00        0.16         51.73+
-------------------------------------------------------------------------------
  Total                                    $0.16       $6.56
-------------------------------------------------------------------------------

 6 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Historical Performance -- Class Y Shares


                          Net Asset Value
                         -----------------
                         Beginning   End    Income   Capital Gain     Total
Year Ended                of Year  of Year Dividends Distributions  Returns/(1)/
---------------------------------------------------------------------------------
10/31/01                  $24.60   $11.95    $0.00       $4.44        (39.34)%
---------------------------------------------------------------------------------
10/31/00                   26.88    24.60     0.49        1.86         (1.31)
---------------------------------------------------------------------------------
10/31/99                   20.41    26.88     0.00        0.00         31.70
---------------------------------------------------------------------------------
10/31/98                   20.38    20.41     0.06        0.00          0.45
---------------------------------------------------------------------------------
10/31/97                   18.64    20.38     0.06        0.00          9.68
---------------------------------------------------------------------------------
10/31/96                   17.13    18.64     0.21        0.00         10.19
---------------------------------------------------------------------------------
10/31/95                   18.80    17.13     0.17        0.10         (7.11)
---------------------------------------------------------------------------------
Inception* -- 10/31/94++   17.64    18.80     0.00        0.00          6.58+
---------------------------------------------------------------------------------
 Total                                       $0.99       $6.40
---------------------------------------------------------------------------------

 Historical Performance -- Class Z Shares

                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
 Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
 -------------------------------------------------------------------------------
 10/31/01                $24.58   $11.93    $0.00       $4.44        (39.37)%
 -------------------------------------------------------------------------------
 10/31/00                 26.85    24.58     0.49        1.86         (1.28)
 -------------------------------------------------------------------------------
 10/31/99                 20.39    26.85     0.00        0.00         31.68
 -------------------------------------------------------------------------------
 10/31/98                 20.36    20.39     0.06        0.00          0.45
 -------------------------------------------------------------------------------
 10/31/97                 18.62    20.36     0.06        0.00          9.69
 -------------------------------------------------------------------------------
 10/31/96                 17.12    18.62     0.21        0.00         10.13
 -------------------------------------------------------------------------------
 Inception* -- 10/31/95   18.38    17.12     0.17        0.10         (5.03)+
 -------------------------------------------------------------------------------
  Total                                     $0.99       $6.40
 -------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns

                                        Without Sales Charges/(1)/
                              ---------------------------------------------
                              Class A     Class B  Class L  Class Y  Class Z
  ----------------------------------------------------------------------------
  Year Ended 10/31/01         (39.64)%    (40.04)% (40.06)% (39.34)% (39.37)%
  ----------------------------------------------------------------------------
  Five Years Ended 10/31/01    (3.14)      (3.90)   (3.90)   (2.78)   (2.78)
  ----------------------------------------------------------------------------
  Ten Years Ended 10/31/01      3.27/(3)/    N/A      N/A      N/A      N/A
  ----------------------------------------------------------------------------
  Inception* through 10/31/01   6.71/(3)/  (2.48)    2.48    (0.73)   (1.35)
  ----------------------------------------------------------------------------

                                          With Sales Charges/(2)/
                              ---------------------------------------------
                              Class A     Class B  Class L  Class Y  Class Z
  ----------------------------------------------------------------------------
  Year Ended 10/31/01         (42.66)%    (42.42)% (41.13)% (39.34)% (39.37)%
  ----------------------------------------------------------------------------
  Five Years Ended 10/31/01    (4.12)      (4.04)   (4.09)   (2.78)   (2.78)
  ----------------------------------------------------------------------------
  Ten Years Ended 10/31/01      2.74/(3)/    N/A      N/A      N/A      N/A
  ----------------------------------------------------------------------------
  Inception* through 10/31/01   6.36/(3)/  (2.48)    2.37    (0.73)   (1.35)
  ----------------------------------------------------------------------------


 7 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Cumulative Total Returns



                                                                  Without Sales Charges/(1)/
---------------------------------------------------------------------------------------------
Class A (10/31/91 through 10/31/01)/(3)/                                       177.08%
---------------------------------------------------------------------------------------------
Class B (Inception* through 10/31/01)                                          (16.10)
---------------------------------------------------------------------------------------------
Class L (Inception* through 10/31/01)                                           24.15
---------------------------------------------------------------------------------------------
Class Y (Inception* through 10/31/01)                                           (5.25)
---------------------------------------------------------------------------------------------
Class Z (Inception* through 10/31/01)                                           (9.18)
---------------------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
(3)Performance calculation for Class A shares includes the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.
 ++For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
 +Total return is not annualized, as it may not be representative of the total return for the year.
 *Inception dates for Class A, B, L, Y and Z shares are November 22, 1991,
  November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively.

8 International All Cap Growth Portfolio  | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)



Growth of $10,000 Invested in Class A Shares of the
International All Cap Growth Portfolio vs. MSCI EAFE Index and MSCI EAFE Growth Index+
--------------------------------------------------------------------------------

                         October 1991 -- October 2001


                                    [CHART]

                SB International          MSCI             MSCI EAFE
 Date           All Cap Growth        EAFE Index         Growth Index
 ----           --------------        ----------         ------------
Oct 1991             9,499               10,000              10,000
Oct 1992             9,667                8,710               8,712
Oct 1993            13,745               12,009              11,616
Oct 1994            15,125               13,256              12,013
Oct 1995            14,001               13,247              12,202
Oct 1996            15,370               14,678              13,279
Oct 1997            16,800               15,401              13,623
Oct 1998            16,825               16,933              15,210
Oct 1999            22,072               20,834              18,337
Oct 2000            21,714               20,231              17,015
Oct 2001            13,106               15,171              11,822


+Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1991, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. Illustration includes historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from October 31, 1991 through November 22, 1991. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, which includes value and growth securities. The MSCI EAFE Index is weighted based on each company's market capitalization. The MSCI EAFE Growth Index measures the performance of those MSCI EAFE companies with high price-to-book ratios and high forecasted growth values, relative to each MSCI country. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor may not invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

 9 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Schedule of Investments                                       October 31, 2001




 SHARES                                SECURITY                                VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
Australia -- 0.5%
 2,047,700 John Fairfax Holdings Ltd.                                       $ 3,513,112
---------------------------------------------------------------------------------------
Canada -- 4.6%
   400,000 Celestica Inc.+                                                   13,840,918
   496,000 Patheon, Inc.+                                                     3,432,548
   560,000 The Toronto-Dominion Bank*                                        12,685,239
---------------------------------------------------------------------------------------
                                                                             29,958,705
---------------------------------------------------------------------------------------
Denmark -- 1.5%
   235,000 Novo Nordisk A/S                                                   9,535,977
---------------------------------------------------------------------------------------
Finland -- 3.8%
 1,229,000 Nokia Oyj                                                         25,206,791
---------------------------------------------------------------------------------------
France -- 6.9%
   697,664 Axa*                                                              15,269,746
   363,400 Credit Lyonnais SA*                                               12,722,682
   149,800 Groupe Danone*                                                    17,337,807
---------------------------------------------------------------------------------------
                                                                             45,330,235
---------------------------------------------------------------------------------------
Germany -- 3.9%
    40,000 Allianz AG                                                         9,399,685
   108,000 SAP AG*                                                           11,089,394
    19,000 SAP AG ADR                                                           488,300
   274,000 Stinnes AG                                                         4,886,467
---------------------------------------------------------------------------------------
                                                                             25,863,846
---------------------------------------------------------------------------------------
Hong Kong -- 6.7%
 1,283,177 HSBC Holdings PLC*                                                13,901,084
 2,751,000 Hutchinson Whampoa Ltd.                                           22,307,788
 7,904,000 Li & Fung Ltd.                                                     7,549,333
---------------------------------------------------------------------------------------
                                                                             43,758,205
---------------------------------------------------------------------------------------
Ireland -- 11.7%
 2,199,187 Bank of Ireland                                                   19,510,914
         5 CRH PLC                                                                   77
13,420,000 Grafton Group PLC                                                 38,316,956
 6,574,000 Independent News & Media PLC                                      10,480,504
 1,579,402 Irish Continental Group PLC                                        8,108,616
---------------------------------------------------------------------------------------
                                                                             76,417,067
---------------------------------------------------------------------------------------
Israel -- 0.8%
   200,000 Amdocs Ltd.+*                                                      5,222,000
---------------------------------------------------------------------------------------
Italy -- 2.8%
   960,000 San Paolo - IMI S.p.A.                                            10,099,347
 1,552,000 Telecom Italia Mobile S.p.A.*                                      8,415,258
---------------------------------------------------------------------------------------
                                                                             18,514,605
---------------------------------------------------------------------------------------


10 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders


                      See Notes to Financial Statements.

 Schedule of Investments (continued)                           October 31, 2001



 SHARES                               SECURITY                                VALUE
---------------------------------------------------------------------------------------
Japan -- 7.2%
  370,000 Kao Corp.                                                        $ 8,765,982
  150,000 Murata Manufacturing Co., Ltd.                                     9,411,380
  300,200 SONY CORP.                                                        11,355,141
  821,000 Terumo Corp.                                                      13,582,166
  185,300 Trend Micro Inc.+*                                                 3,981,365
--------------------------------------------------------------------------------------
                                                                            47,096,034
--------------------------------------------------------------------------------------
Mexico -- 3.1%
9,313,000 Wal-Mart de Mexico SA de CV                                       20,031,204
--------------------------------------------------------------------------------------
Netherlands -- 0.0%
   57,000 United Pan-Europe Communications N.V.+*                               31,317
   42,000 VIA NET.WORKS, Inc.+                                                  37,829
--------------------------------------------------------------------------------------
                                                                                69,146
--------------------------------------------------------------------------------------
Norway -- 3.7%
2,402,800 Tomra Systems ASA*                                                23,942,780
--------------------------------------------------------------------------------------
Singapore -- 2.9%
2,134,000 DelGro Corp. Ltd.                                                  2,842,526
7,514,500 Singapore Technologies Engineering Ltd.                            8,485,375
1,491,000 Venture Manufacturing (Singapore) Ltd.*                            7,886,943
--------------------------------------------------------------------------------------
                                                                            19,214,844
--------------------------------------------------------------------------------------
South Africa -- 0.5%
   96,000 Anglo American Platinum Corp. Ltd.                                 3,138,426
--------------------------------------------------------------------------------------
Spain -- 5.5%
1,000,000 Amadeus Global Travel Distribution S.A., Class A Shares*           5,413,195
1,602,000 Indra Sistemas S.A.*                                              12,264,805
  340,000 Sogecable S.A.+*                                                   7,655,933
  917,632 Telefonica S.A.+                                                  11,025,635
--------------------------------------------------------------------------------------
                                                                            36,359,568
--------------------------------------------------------------------------------------
Sweden -- 2.6%
  471,000 Assa Abloy AB                                                      5,381,060
  697,000 Securitas AB*                                                     11,633,270
--------------------------------------------------------------------------------------
                                                                            17,014,330
--------------------------------------------------------------------------------------
Switzerland -- 9.4%
  727,800 Mettler-Toledo International Inc.+                                33,413,298
  760,000 Novartis AG                                                       28,461,020
--------------------------------------------------------------------------------------
                                                                            61,874,318
--------------------------------------------------------------------------------------
United Kingdom -- 21.9%
5,000,000 Capita Group PLC                                                  31,739,915
  935,500 COLT Telecom Group PLC+                                            1,601,977
3,157,700 Compass Group PLC                                                 22,903,680
  575,000 Diageo PLC                                                         5,748,997
  829,375 Guardian IT PLC                                                    4,251,690
5,000,000 Hays PLC                                                          11,834,298
   47,400 Jardine Lloyd Thompson Group PLC                                     404,984
3,658,955 Misys PLC                                                         13,781,876

                      See Notes to Financial Statements.


11 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                           October 31, 2001



 SHARES                               SECURITY                                VALUE
----------------------------------------------------------------------------------------
United Kingdom -- 21.9% (continued)
5,013,898 Serco Group PLC                                                  $ 26,614,595
1,845,000 Taylor Nelson Sofres PLC                                            5,030,940
8,389,886 Vodafone Group PLC                                                 19,400,132
---------------------------------------------------------------------------------------
                                                                            143,313,084
---------------------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $532,828,793)                                            655,374,277
---------
----------------------------------------------------------------------------------------

WARRANTS                              SECURITY                                VALUE
----------------------------------------------------------------------------------------
WARRANTS -- 0.0%
Venezuela -- 0.0%
    7,140 Republic of Venezuela, Expire 4/15/20 (Cost -- $0)                          0
---------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $532,828,793**)                                         $655,374,277
---------
----------------------------------------------------------------------------------------

 + Non-income producing security.
 * All or a portion of this security is on loan (See Note 8).
** Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.


12 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Statement of Assets and Liabilities                           October 31, 2001


ASSETS:
   Investments, at value (Cost -- $532,828,793)                                     $655,374,277
   Foreign currency, at value (Cost -- $11,595)                                           11,407
   Collateral for securities on loan (Note 8)                                         96,943,293
   Receivable for Fund shares sold                                                     1,624,958
   Dividends and interest receivable                                                     830,075
   Receivable for open forward foreign currency contracts (Note 6)                           403
--------------------------------------------------------------------------------------------------
   Total Assets                                                                      754,784,413
--------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 8)                                            96,943,293
   Payable to bank                                                                    12,188,452
   Payable for securities purchased                                                    3,640,179
   Payable for Fund shares purchased                                                   2,674,663
   Management fee payable                                                                514,439
   Distribution fees payable                                                              79,701
   Payable for open forward foreign currency contracts (Note 6)                            5,399
   Accrued expenses                                                                      480,663
--------------------------------------------------------------------------------------------------
   Total Liabilities                                                                 116,526,789
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $638,257,624
--------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                      $     54,420
   Capital paid in excess of par value                                               528,737,556
   Accumulated net investment loss                                                      (433,366)
   Accumulated net realized loss from security transactions and foreign currencies   (12,646,209)
   Net unrealized appreciation of investments and foreign currencies                 122,545,223
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $638,257,624
--------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                            16,805,567
------------------------------------------------------------------------------------------------
   Class B                                                                             7,103,234
------------------------------------------------------------------------------------------------
   Class L                                                                             7,301,338
------------------------------------------------------------------------------------------------
   Class Y                                                                            16,621,808
------------------------------------------------------------------------------------------------
   Class Z                                                                             6,588,237
------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                         $11.82
------------------------------------------------------------------------------------------------
   Class B *                                                                              $11.38
------------------------------------------------------------------------------------------------
   Class L **                                                                             $11.16
------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                         $11.95
------------------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                         $11.93
------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                      $12.44
------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                      $11.27
--------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.01% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


13 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Statement of Operations                    For the Year Ended October 31, 2001


INVESTMENT INCOME:
   Dividends                                       $  10,694,751
   Interest                                            2,428,053
   Less: Foreign withholding tax                      (1,063,453)
------------------------------------------------------------------
   Total Investment Income                            12,059,351
------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                             7,868,424
   Distribution fees (Note 2)                          3,290,444
   Shareholder and system servicing fees                 644,009
   Custody                                               450,000
   Audit and legal                                        77,000
   Registration fees                                      70,000
   Shareholder communications                             50,000
   Directors' fees                                        22,000
   Other                                                   8,500
------------------------------------------------------------------
   Total Expenses                                     12,480,377
------------------------------------------------------------------
Net Investment Loss                                     (421,026)
------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 6):
   Realized Loss From:
     Security transactions                           (12,233,589)
     Foreign currency transactions                       (49,561)
------------------------------------------------------------------
   Net Realized Loss                                 (12,283,150)
------------------------------------------------------------------
   Change in Net Unrealized Appreciation From:
     Security transactions                          (406,736,597)
     Foreign currency transactions                        14,163
------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation          (406,722,434)
------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies      (419,005,584)
------------------------------------------------------------------
Decrease in Net Assets From Operations             $(419,426,610)
------------------------------------------------------------------

                      See Notes to Financial Statements.


14 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets            For the Years Ended October 31,




                                                                                              2001              2000
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                                                   $      (421,026) $     (6,778,524)
   Net realized gain (loss)                                                                  (12,283,150)      231,801,774
   Decrease in net unrealized appreciation                                                  (406,722,434)      (78,543,209)
----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                                        (419,426,610)      146,480,041
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                              --       (17,892,638)
   Net realized gains                                                                       (226,217,108)      (95,653,094)
   Capital                                                                                        (1,520)               --
----------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets from Distributions to Shareholders                                (226,218,628)     (113,545,732)
----------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                                        4,919,518,855    15,294,970,621
   Net asset value of shares issued in connection with the transfer of the Smith Barney
     World Funds, Inc. -- International Balanced Portfolio net assets (Note 9)                        --        13,062,062
   Net asset value of shares issued for reinvestment of dividends                            165,925,379        81,854,129
   Cost of shares reacquired                                                              (5,348,164,968)  (15,344,024,190)
----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions                           (262,720,734)       45,862,622
----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                           (908,365,972)       78,796,931

NET ASSETS:
   Beginning of year                                                                       1,546,623,596     1,467,826,665
----------------------------------------------------------------------------------------------------------------------------
   End of year*                                                                          $   638,257,624  $  1,546,623,596
----------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                                                 $(433,366)               --
----------------------------------------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:                                                  --         $(438,362)
----------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


15 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The International All Cap Growth Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and consists of this Portfolio and two other separate investment portfolios: European and Global Government Bond Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $386,474 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio.


16 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

The Portfolio pays SBFM a management fee calculated at an annual rate of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, the Portfolio paid transfer agent fees of $636,932 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2001, SSB and its affiliates received $89,720 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2001, sales charges and CDSCs received by SSB were approximately:

                        Class A  Class B  Class L
--------------------------------------------------
Sales Charges           $425,000 $101,000 $99,000
--------------------------------------------------
CDSCs                     68,000  164,000  16,000
--------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class shares. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each respective class. For the year ended October 31, 2001, total Distribution Plan fees incurred were:

                                 Class A   Class B    Class L
----------------------------------------------------------------
Distribution Plan Fees           $788,895 $1,272,475 $1,229,074
----------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------
Purchases              $ 69,369,018
------------------------------------
Sales                   252,983,669
------------------------------------

At October 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------
Gross unrealized appreciation           $197,371,865
Gross unrealized depreciation            (74,826,381)
------------------------------------------------------
Net unrealized appreciation             $122,545,484
------------------------------------------------------

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Portfolio did not hold any purchased call or put option contracts.


17 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2001, the Portfolio did not enter into any written covered call or put option contracts.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, the Portfolio did not hold any futures contracts.

6. Forward Foreign Currency Contracts

At October 31, 2001, the Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                            Local      Market   Settlement Unrealized
         Foreign Currency  Currency    Value       Date    Gain (Loss)
         ---------------------------------------------------------------
         To Buy:
         Australian Dollar 3,941,461 $1,988,742  11/1/01     $  (5,243)
         Australian Dollar 2,600,961  1,312,289  11/2/01          (156)
         Australian Dollar   671,576    338,877  11/5/01           403
         ---------------------------------------------------------------
         Net Unrealized Loss on Open
                Forward Foreign Currency Contracts            $(4,996)
         ---------------------------------------------------------------

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.


18 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

8. Lending of Portfolio Securities

The Portfolio has an agreement with their custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers, and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Custodian establishes and maintains the collateral in segregated accounts. The Portfolio maintains exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 2001, the Portfolio had loaned common stocks which were collateralized by cash. The market value for the securities on loan for the Portfolio was $92,444,788. The cash collateral was invested as follows:

Security Description                                               Value
----------------------------------------------------------------------------
Time Deposits:
  Abbey National, London, 2.630% due 11/1/01                    $ 1,283,851
  ABN AMRO Bank, Tokyo, 2.625% due 11/1/01                        4,229,046
  Banca IntesaBci, 2.640% due 11/01/01                            4,651,951
  Bank of Austria, 2.640% due 11/1/01                             4,651,951
  Bank of Scotland Treasury Service PLC, 2.660% due 11/1/01       4,651,950
  Barclays, Singapore, 2.625% due 11/1/01                         1,346,382
  BNP Paribas, London, 2.660% due 11/1/01                         4,651,950
  Caisse de Depots et Consignations, Paris, 2.660% due 11/1/01    4,651,950
  Caja de Madrid, 2.660% due 11/1/01                              4,651,950
  Commerzbank, Singapore, 2.625% due 11/1/01                      3,469,788
  Credit Agricole Indozuez, 2.660% due 11/1/01                    4,651,950
  Credit Industriel et Commercial, London, 2.640% due 11/1/01     4,651,951
  Den Danske, Copenhagen, 2.640% due 11/1/01                      4,651,951
  Dresdner, Tokyo, 2.625% due 11/1/01                             4,229,046
  ING, Amsterdam, 2.640% due 11/1/01                              4,651,950
  KBC, Singapore, 2.625% due 11/1/01                              4,651,950
  Landesbank Hessen Thuringen, Dublin, 2.660% due 11/1/01         4,651,950
  Rabobank, London, 2.625% due 11/1/01                            4,651,951
  Societe Generale, 2.650% due 11/1/01                            4,651,951
  Unibank, 2.670% due 11/1/01                                     4,651,950
  Westdeutsche Landesbank, Tokyo, 2.625% due 11/1/01              4,651,950
Money Market Funds:
  Federated Prime Value, 2.757% due 11/1/01                       3,383,237
  Janus Institutional Money Market, 2.772% due 11/1/01            3,383,237
----------------------------------------------------------------------------
Total                                                           $95,755,793
----------------------------------------------------------------------------

In addition to the above noted cash collateral, the Portfolio received securities collateral with a market value of $1,187,500.

Interest income earned by the Portfolio from securities lending for the year ended October 31, 2001 was $403,420.

9. Transfer of Net Assets

On April 14, 2000, the International All Cap Growth Portfolio acquired the assets and certain liabilities of the Smith Barney World Funds, Inc. -- International Balanced Portfolio ("International Balanced Portfolio") pursuant to a plan of reorganization approved by International Balanced Portfolio shareholders on April 7, 2000. Total shares issued by the International All Cap Growth Portfolio and the total net assets of the International Balanced Portfolio and the International All Cap Growth Portfolio on the date of the transfer were as follows:

                                                    Shares Issued by the              Total Net Assets of the
Acquired Portfolio                         International All Cap Growth Portfolio International Balanced Portfolio
-------------------------------------------------------------------------------------------------------------------
International Balanced Portfolio                            461,226                           $13,062,062
-------------------------------------------------------------------------------------------------------------------

                                                  Total Net Assets of the
Acquired Portfolio                         International All Cap Growth Portfolio
----------------------------------------------------------------------------------
International Balanced Portfolio                         $1,471,355,620
----------------------------------------------------------------------------------

The total net assets of the International Balanced Portfolio before acquisition included unrealized appreciation of $3,204,052. Total net assets of the International All Cap Growth Portfolio immediately after the transfer were $1,484,417,682. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

19 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

10.Capital Loss Carryforward

At October 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $12,450,000 of capital loss carryforwards, expiring on October 31, 2009, available to offset future net realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

11.Capital Shares

At October 31, 2001, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                                                       Class A       Class B      Class L      Class Y      Class Z
-----------------------------------------------------------------------------------------------------------------------
Total Paid-in Capital           (net of redemptions) $(99,954,941) $109,256,397 $104,310,313 $297,903,242 $117,276,965
-----------------------------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                                                           Year Ended
                                                                                        October 31, 2001
                                                                                 -----------------------------
                                                                                    Shares         Amount
----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                                       246,761,677  $ 4,376,108,829
Shares issued on reinvestment                                                       3,893,248       68,949,422
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                        --               --
Shares reacquired                                                                (261,740,201)  (4,745,975,029)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                           (11,085,276) $  (300,916,778)
----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                                         1,517,872  $    22,984,684
Shares issued on reinvestment                                                       1,888,472       32,387,286
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                        --               --
Shares reacquired                                                                  (4,369,702)     (66,960,093)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                              (963,358) $   (11,588,123)
----------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                                        19,958,933  $   359,830,264
Shares issued on reinvestment                                                       1,782,461       29,980,996
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                        --               --
Shares reacquired                                                                 (22,522,546)    (405,914,257)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                              (781,152) $   (16,102,997)
----------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                                                         5,192,951  $    89,557,404
Shares issued on reinvestment                                                         535,420        9,551,893
Shares reacquired                                                                  (2,854,535)     (48,660,381)
----------------------------------------------------------------------------------------------------------------
Net Increase                                                                        2,873,836  $    50,448,916
----------------------------------------------------------------------------------------------------------------
Class Z
Shares sold                                                                         4,687,976  $    71,037,674
Shares issued on reinvestment                                                       1,406,838       25,055,782
Shares reacquired                                                                  (5,302,749)     (80,655,208)
----------------------------------------------------------------------------------------------------------------
Net Increase                                                                          792,065  $    15,438,248
----------------------------------------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                                        October 31, 2000
                                                                                 ------------------------------
                                                                                    Shares          Amount
-----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                                       480,276,808  $ 13,654,022,611
Shares issued on reinvestment                                                       1,253,215        37,608,998
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                   279,948         8,012,794
Shares reacquired                                                                (476,277,455)  (13,724,226,820)
-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                             5,532,516  $    (24,582,417)
-----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                                         8,942,491  $    266,981,360
Shares issued on reinvestment                                                         485,099        14,305,559
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                   101,172         2,837,024
Shares reacquired                                                                  (9,117,949)     (272,424,693)
-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                               410,813  $     11,699,250
-----------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                                        44,745,549  $  1,236,921,792
Shares issued on reinvestment                                                         419,640        12,182,159
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                    80,106         2,212,244
Shares reacquired                                                                 (44,083,495)   (1,230,756,176)
-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                             1,161,800  $     20,560,019
-----------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                                                         2,586,862  $     74,498,741
Shares issued on reinvestment                                                         192,780         5,794,976
Shares reacquired                                                                  (2,211,891)      (63,676,019)
-----------------------------------------------------------------------------------------------------------------
Net Increase                                                                          567,751  $     16,617,698
-----------------------------------------------------------------------------------------------------------------
Class Z
Shares sold                                                                         2,197,951  $     62,546,117
Shares issued on reinvestment                                                         398,350        11,962,437
Shares reacquired                                                                  (1,910,070)      (52,940,482)
-----------------------------------------------------------------------------------------------------------------
Net Increase                                                                          686,231  $     21,568,072
-----------------------------------------------------------------------------------------------------------------

20 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares                             2001/(1)/   2000/(1)/   1999/(1)/   1998/(1)/    1997/(1)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $24.49      $26.75      $20.39      $20.36       $18.64
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                 0.01       (0.08)      (0.03)      (0.00)*      (0.04)
 Net realized and unrealized gain (loss)     (8.24)       0.06        6.39        0.03         1.77
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (8.23)      (0.02)       6.36        0.03         1.73
------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(2)/                     --       (0.38)         --          --        (0.01)
 Net realized gains                          (4.44)      (1.86)         --          --           --
 Capital                                     (0.00)*        --          --          --           --
------------------------------------------------------------------------------------------------------
Total Distributions                          (4.44)      (2.24)         --          --        (0.01)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.82      $24.49      $26.75      $20.39       $20.36
------------------------------------------------------------------------------------------------------
Total Return                                (39.64)%     (1.62)%     31.19%       0.15%        9.30%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $198,677    $683,133    $598,043    $453,029     $464,796
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.24%       1.21%       1.28%       1.28%        1.31%
 Net investment income (loss)                 0.03       (0.29)      (0.13)      (0.00)**     (0.18)
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          8%         26%         31%         25%          35%
------------------------------------------------------------------------------------------------------

Class B Shares                             2001/(1)/   2000/(1)/   1999/(1)/   1998/(1)/    1997/(1)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $23.89      $26.13      $20.08      $20.22       $18.65
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                         (0.12)      (0.33)      (0.23)      (0.18)       (0.20)
 Net realized and unrealized gain (loss)     (7.95)       0.07        6.28        0.04         1.77
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (8.07)      (0.26)       6.05       (0.14)        1.57
------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(2)/                     --       (0.12)         --          --           --
 Net realized gains                          (4.44)      (1.86)         --          --           --
 Capital                                     (0.00)*        --          --          --           --
------------------------------------------------------------------------------------------------------
Total Distributions                          (4.44)      (1.98)         --          --           --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.38      $23.89      $26.13      $20.08       $20.22
------------------------------------------------------------------------------------------------------
Total Return                                (40.04)%     (2.43)%     30.13%      (0.69)%       8.42%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $80,823    $192,707    $200,071    $180,980     $231,148
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     2.10%       2.06%       2.08%       2.09%        2.11%
 Net investment loss                         (0.79)      (1.15)      (1.01)      (0.84)       (0.95)
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          8%         26%         31%         25%          35%
------------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 *Amount represents less than $0.01 per share.
**Amount represents less than 0.01%.

21 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class L Shares                             2001/(1)/        2000/(1)/  1999/(1)/  1998/(1)(2)/   1997/(1)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $23.53         $25.76        $19.79       $19.93       $18.38
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.11)         (0.31)        (0.22)       (0.17)       (0.22)
 Net realized and unrealized gain (loss)    (7.82)          0.06          6.19         0.03         1.77
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (7.93)         (0.25)         5.97        (0.14)        1.55
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                    --          (0.12)           --           --           --
 Net realized gains                         (4.44)         (1.86)           --           --           --
 Capital                                    (0.00)*           --            --           --           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                         (4.44)         (1.98)           --           --           --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.16         $23.53        $25.76       $19.79       $19.93
-----------------------------------------------------------------------------------------------------------
Total Return                               (40.06)%        (2.42)%       30.17%       (0.70)%       8.43%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $81,482       $190,144      $178,259     $152,569     $200,849
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    2.08%          2.04%         2.07%        2.07%        2.12%
 Net investment loss                        (0.77)         (1.13)        (0.98)       (0.81)       (0.97)
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         8%            26%           31%          25%          35%
-----------------------------------------------------------------------------------------------------------

Class Y Shares                             2001/(1)/     2000/(1)/     1999/(1)/     1998/(1)/     1997/(1)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $24.60       $26.88        $20.41        $20.38        $18.64
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                 0.06        (0.00)*        0.03          0.08          0.04
 Net realized and unrealized gain (loss)     (8.27)        0.07          6.44          0.01          1.76
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (8.21)        0.07          6.47          0.09          1.80
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                     --        (0.49)           --         (0.06)        (0.06)
 Net realized gains                          (4.44)       (1.86)           --            --            --
 Capital                                     (0.00)*         --            --            --            --
-------------------------------------------------------------------------------------------------------------
Total Distributions                          (4.44)       (2.35)           --         (0.06)        (0.06)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.95       $24.60        $26.88        $20.41        $20.38
-------------------------------------------------------------------------------------------------------------
Total Return                                (39.34)%      (1.31)%       31.70%         0.45%         9.68%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $198,655     $338,192      $354,242      $333,979      $301,852
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.94%        0.92%         0.92%         0.91%         0.94%
 Net investment income (loss)                 0.39        (0.01)         0.14          0.37          0.23
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          8%          26%           31%           25%           35%
-------------------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 *Amount represents less than $0.01 per share.

22 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class Z Shares                              2001/(1)/    2000/(1)/     1999/(1)/    1998/(1)/    1997/(1)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $24.58       $26.85        $20.39       $20.36       $18.62
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                 0.06        (0.00)*        0.04         0.08         0.05
 Net realized and unrealized gain (loss)     (8.27)        0.08          6.42         0.01         1.75
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (8.21)        0.08          6.46         0.09         1.80
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(2)/                     --        (0.49)           --        (0.06)       (0.06)
 Net realized gains                          (4.44)       (1.86)           --           --           --
 Capital                                     (0.00)*         --            --           --           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                          (4.44)       (2.35)           --        (0.06)       (0.06)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.93       $24.58        $26.85       $20.39       $20.36
-----------------------------------------------------------------------------------------------------------
Total Return                                (39.37)%      (1.28)%       31.68%        0.45%        9.69%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $78,621     $142,448      $137,212     $117,132     $131,709
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.94%        0.92%         0.92%        0.92%        0.94%
 Net investment income (loss)                 0.41        (0.00)**       0.16         0.36         0.22
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          8%          26%           31%          25%          35%
-----------------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 *Amount represents less than $0.01 per share.
**Amount represents less than 0.01%.

 Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended October 31, 2001:

    . Total long-term capital gain distributions paid of $226,217,108.

23 International All Cap Growth Portfolio | 2001 Annual Report to Shareholders

 Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International All Cap Growth Portfolio ("Portfolio") of Smith Barney World Funds, Inc. ("Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
December 12, 2001


24 International All Cap Growth Portfolio  | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                               WORLD FUNDS, INC.



          DIRECTORS                   INVESTMENT MANAGER
          Victor Atkins               Smith Barney Fund Management LLC
          Abraham E. Cohen
          Robert A. Frankel           DISTRIBUTOR
          Michael Gellert             Salomon Smith Barney Inc.
          Rainer Greeven
          Susan M. Heilbron           CUSTODIAN
          Heath B. McLendon, Chairman J.P. Morgan Chase & Co.

          OFFICERS                    TRANSFER AGENT
          Maurits E. Edersheim        Citi Fiduciary Trust Company
          Chairman of the Fund        125 Broad Street
          & Advisory Director         11th Floor
                                      New York, New York 10004
          Heath B. McLendon
          President and               SUB-TRANSFER AGENT
          Chief Executive Officer     PFPC Global Fund Services
                                      P.O. Box 9699
          Lewis E. Daidone            Providence, Rhode Island
          Senior Vice President       02940-9699
          and Treasurer

          James B. Conheady
          Vice President

          Jeffrey J. Russell, CFA
          Vice President

          Irving P. David
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney World Funds, Inc.





 This report is submitted for the general information of shareholders of Smith Barney World Funds, Inc. -- International All Cap Growth Portfolio but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY WORLD FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01936 12/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               WORLD FUNDS, INC.
                       GLOBAL GOVERNMENT BOND PORTFOLIO
                              EUROPEAN PORTFOLIO
--------------------------------------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2001



                           [LOGO] Smith Barney
                                  Mutual Funds
                Your Serious Money. Professionally Managed./sm/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

 Smith Barney
 World Funds, Inc.



The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high-quality bonds issued by the United States or foreign governments.

                                     NASDAQ SYMBOL
                                     -------------
                             Class A     SBGLX
                             Class B     SBGBX
                             Class L     SGGLX

The European Portfolio seeks long-term capital appreciation by investing in equity securities of European issuers.

                                     NASDAQ SYMBOL
                                     -------------
                             Class A     SBEAX
                             Class B     SBEBX
                             Class L     SBELX


 WHAT'S INSIDE


Letter from the Chairman............  1

Global Government Bond Portfolio
  Portfolio Manager Commentary......  2
  Historical Performance............  4
  Portfolio at a Glance.............  7

European Portfolio
  Portfolio Manager Commentary......  8
  Historical Performance............ 11
  Portfolio at a Glance............. 13

Schedules of Investments............ 14

Statements of Assets and Liabilities 18

Statements of Operations............ 19

Statements of Changes in Net Assets. 20

Notes to Financial Statements....... 22

Financial Highlights................ 29

Tax Information..................... 35

Independent Auditors' Report........ 36

                           LETTER FROM THE CHAIRMAN

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

---------------------

Throughout the year 2001, investors remained concerned about the state of the economy and, more specifically, about the health of the markets. Despite numerous short-term interest rate reductions by the U.S. Federal Reserve Board ("Fed"), the equity market continued to falter, as many corporations missed their earnings projections and continued to reduce their workforces in the face of falling revenues. The tragic events of September 11th further exacerbated the predicament of many Corporations.

The Global Government Bond Portfolio ("Portfolio"), managed by Denis P. Mangan, seeks to achieve as high a level of current income and capital preservation as is consistent with its policy of investing principally in high-quality bonds of the United States and foreign governments. In seeking to achieve the Portfolio's capital appreciation objective, we seek investments that we deem to be the best values currently available in the marketplace. In both cases, we use quantitative techniques to measure and assess risk. Depending on our outlook, the Portfolio's investment exposure to various foreign markets, capital appreciation and income-oriented investments may vary. The Portfolio will not invest more than 45% of its assets in any single country other than the U.S. The Portfolio's allocation will depend on the relative attractiveness of the global markets and particular issuers.
The European Portfolio ("Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers based in Europe. In pursuit of this objective, we employ a bottom-up/1/ investment approach, evaluating individual companies rather than investment trends. While economic cycles are important considerations when analyzing a company's outlook, we generally search for promising European companies that we think possess solid growth prospects, regardless of the macroeconomic conditions affecting the company's region. While no assurances can be made, we believe our bottom-up strategy can provide investors with solid returns over the long term.

While the economy clearly faces significant short-term challenges, we expect several long-term positive factors to come into play in 2002. The Fed is likely to continue to keep interest rates low, making it easier for corporate borrowers to service their debts. The tax relief package passed by Congress in May could potentially lead to increased investment and/or increases in consumer spending--both of which have historically benefited the economy. Congress is currently considering additional fiscal measures. In addition, the adaptations that many corporations have made over the past few months in response to sharply reduced demand for their products and services could potentially start to produce results. While there are no guarantees, we believe the present retrench ment may serve to build a framework for improved profitability in the months and quarters ahead.


Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

November 7, 2001

The information provided in the commentaries on page 2 through 10 represent the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 14 through 17 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of October 31, 2001 and is subject to change.

--------
1 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

    1 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 GLOBAL GOVERNMENT BOND PORTFOLIO


[PHOTO]
DENIS P. MANGAN
VICE PRESIDENT

Denis P. Mangan
Portfolio Manager
Denis P. Mangan is a Global Fixed Income Portfolio Manager and Research Specialist. Mr. Mangan joined Smith Barney Capital Management in 1994. He was previously with J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading at the firm for three years. Prior to that, Mr. Mangan spent two years at Citibank, N.A., London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also served at Citicorp for seven years in U.S. Treasury Securities management, performing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin, and holds an M.A. in Mathematics from Columbia University and a Ph.D. in Financial Economics from Columbia University.

Performance Update
For the year ended October 31, 2001, the Global Government Bond Portfolio's ("Portfolio") Class A shares, without sales charges, returned 11.11%. In comparison, the J.P. Morgan Global Government Bond Market Index ("J.P. Morgan Index")/1/ -- Hedged and the J.P. Morgan Index -- Unhedged returned 11.79% and 9.33%, respectively, for the same period. Past performance is not indicative of future results.

Market and Portfolio Review
In early November 2000, the beginning of the period, the Portfolio was underweighted in the U.S. relative to the J.P. Morgan Index -- Hedged, slightly overweighted in Europe, very underweighted in Japan and very overweighted in the U.K relative to this benchmark index. These positions were based on our views that:
  . The yields on Japanese government bonds were so low that they were not likely to generally outperform fixed-income instruments within other major bond markets;
  . Given the outperformance of the bond markets in the U.S. market compared to those in Euroland/2/ since last June, we expected the Euroland market to regain some of the ground it had lost relative to the U.S. market; and
  . Some catch-up in Sterling-denominated performance was expected on the basis of that market's earlier underperformance. The Portfolio's overall "duration"/3/ was 5.16 years -- 0.65 years shorter than the benchmark J.P. Morgan Index's -- Hedged duration of 5.81 years.
This positioning remained roughly the same through the first quarter of 2001. We allowed the Portfolio's exposure to the euro and sterling bond markets to drift lower as those markets rallied and the Portfolio took profits. With that exception, the overall level of the Portfolio's activity during this period remained relatively low. We did, however, embody yield curve positions in the Portfolio to reflect our views on the extent and timing of expected interest rate cuts by the U.S. Federal Reserve Board ("Fed") and the European Central Bank.

Toward the end of the second quarter of 2001, we took advantage of the strengthening of the euro. Given the short-lived nature of previous euro rallies, we maintained the Portfolio's euro position on a very risk-controlled basis and then reduced the position, restoring a fully-hedged U.S.-dollar portfolio posture on the first sign of euro weakness. This tactic contributed approximately 20 basis points/4/ to the Portfolio's performance during the period.

--------
1The J.P Morgan Index is a daily, market-capitalization weighted, international fixed income index consisting of 13 countries. Please note,an investor cannot invest directly in an index.
2Euroland refers to those countries which make up the European Monetary Union
 ("EMU"). The EMU members include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
3Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.
4A basis point is 0.01% or one one-hundredth of a percent.


    2 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

Market and Portfolio Outlook
The events of September 11th cast a pall over the global economy, introducing significant new risks and uncertainties to an already weakened environment. The likely short- and medium-term shifts in monetary and fiscal policies across the world have resulted in a profound shift in the range of risks facing investors today.

Gauging the impact of the crisis on the global economy is best done by looking back at how crisis events have historically impacted the economic growth cycle. Weighing the cost of the disaster on the economy is a tremendously difficult task. Initial estimates can be compared to the cost of previous disasters in an effort to gauge their impact on growth. Based on initial estimates, the cost of the September 11th disaster may likely be in the region of 0.5% to 1.0% of U.S. Gross Domestic Product ("GDP")/5/. However, one should remember that despite the costs, "destruction" itself does not subtract from GDP, as the cost of reconstruction adds to it.

Any shock of this magnitude will also have a negative impact on consumer confidence. As economic uncertainty increases, consumer spending typically decreases. Once again, the only way to estimate this effect is to look at past crises, which generally show that consumer confidence declines only as long as the crisis itself lasts. There is generally a fairly rapid rebound in confidence levels once the crisis is over. While no assurances can be given, we expect consumer confidence to decline in the near term, stabilize over the next few months, and then improve.

A key factor in consumers' reaction to a crisis is the way in which policymakers react, and the impact of changes to both fiscal and monetary policy. In an attempt to avoid a recession, the Fed acted quickly after the events of September 11th, reducing the federal funds rate ("fed funds rate")/6/ by 50 basis points to 3.0%. The rate has since dropped to 1.75% (as of December 11th after the close of the Portfolio's reporting period). As of today, U.S. fiscal policy is also in the process of being relaxed. Additional fiscal expenditures on items such as defense will likely be a positive influence on economic growth. We do not expect these events and circumstances to trigger a global recession.

We believe the impact of the events of September 11th on Europe will likely be small as long as the war on terrorism does not spread. Japan will likely face further weakness as its already weak corporate balance sheets, in our opinion, will be negatively impacted by the equity market sell-off. If oil prices are affected to a large degree, or if the war lasts longer than expected, our scenario and forecasts would change significantly.

Thank you for investing with us.

Sincerely,

/s/ Denis P. Mangan

Denis P. Mangan
Vice President

December 12, 2001

--------
5The GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.
6The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


    3 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

                        GLOBAL GOVERNMENT BOND PORTFOLIO

 Historical Performance -- Class A Shares

            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain    Return      Total
Year Ended  of Year  of Year Dividends Distributions of Capital  Returns/(1)/
------------------------------------------------------------------------------
10/31/01    $10.95   $10.82    $1.20       $0.00       $0.06       11.11%
------------------------------------------------------------------------------
10/31/00     11.18    10.95     0.88        0.00        0.00        6.13
------------------------------------------------------------------------------
10/31/99     11.88    11.18     0.52        0.00        0.00       (1.62)
------------------------------------------------------------------------------
10/31/98     12.22    11.88     0.22        0.60        0.45        8.08
------------------------------------------------------------------------------
10/31/97     12.55    12.22     1.22        0.08        0.00        8.21
------------------------------------------------------------------------------
10/31/96     12.30    12.55     0.87        0.00        0.00        9.41
------------------------------------------------------------------------------
10/31/95     11.68    12.30     0.78        0.00        0.00       12.40
------------------------------------------------------------------------------
10/31/94++   12.92    11.68     0.23        0.00        0.42       (4.64)+
------------------------------------------------------------------------------
12/31/93     11.84    12.92     0.52        0.59        0.00       19.13
------------------------------------------------------------------------------
12/31/92     12.90    11.84     0.97        0.19        0.00        0.93
------------------------------------------------------------------------------
 Total                         $7.41       $1.46       $0.93
------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)/
------------------------------------------------------------------------------------------
10/31/01                $10.92   $10.85    $1.08       $0.00       $0.06       10.48%
------------------------------------------------------------------------------------------
10/31/00                 11.16    10.92     0.83        0.00        0.00        5.56
------------------------------------------------------------------------------------------
10/31/99                 11.87    11.16     0.47        0.00        0.00       (2.11)
------------------------------------------------------------------------------------------
10/31/98                 12.22    11.87     0.19        0.60        0.42        7.46
------------------------------------------------------------------------------------------
10/31/97                 12.50    12.22     1.10        0.08        0.00        7.62
------------------------------------------------------------------------------------------
10/31/96                 12.26    12.50     0.81        0.00        0.00        8.83
------------------------------------------------------------------------------------------
Inception* -- 10/31/95   11.57    12.26     0.66        0.00        0.00       11.97+
------------------------------------------------------------------------------------------
 Total                                     $5.14       $0.68       $0.48
------------------------------------------------------------------------------------------


    4 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

                        GLOBAL GOVERNMENT BOND PORTFOLIO

 Historical Performance -- Class L Shares


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)/
------------------------------------------------------------------------------------------
10/31/01                $10.92   $10.85    $1.09       $0.00       $0.07       10.69%
------------------------------------------------------------------------------------------
10/31/00                 11.15    10.92     0.83        0.00        0.00        5.67
------------------------------------------------------------------------------------------
10/31/99                 11.86    11.15     0.47        0.00        0.00       (2.11)
------------------------------------------------------------------------------------------
10/31/98                 12.19    11.86     0.19        0.60        0.42        7.67
------------------------------------------------------------------------------------------
10/31/97                 12.47    12.19     1.11        0.08        0.00        7.73
------------------------------------------------------------------------------------------
10/31/96                 12.23    12.47     0.81        0.00        0.00        8.90
------------------------------------------------------------------------------------------
10/31/95                 11.68    12.23     0.72        0.00        0.00       11.25
------------------------------------------------------------------------------------------
10/31/94++               12.93    11.68     0.21        0.00        0.39       (5.09)+
------------------------------------------------------------------------------------------
Inception* -- 12/31/93   11.83    12.93     0.47        0.59        0.00       18.89+
------------------------------------------------------------------------------------------
 Total                                     $5.90       $1.27       $0.88
------------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)/
------------------------------------------------------------------------------------------
10/31/01                $10.83   $10.66    $1.26       $0.00       $0.06       11.52%
------------------------------------------------------------------------------------------
10/31/00                 11.03    10.83     0.89        0.00        0.00        6.59
------------------------------------------------------------------------------------------
10/31/99                 11.70    11.03     0.53        0.00        0.00       (1.28)
------------------------------------------------------------------------------------------
10/31/98                 12.03    11.70     0.23        0.60        0.46        8.50
------------------------------------------------------------------------------------------
10/31/97                 12.39    12.03     1.28        0.08        0.00        8.61
------------------------------------------------------------------------------------------
10/31/96                 12.14    12.39     0.90        0.00        0.00        9.82
------------------------------------------------------------------------------------------
10/31/95                 11.68    12.14     0.81        0.00        0.00       11.27
------------------------------------------------------------------------------------------
10/31/94++               12.93    11.68     0.23        0.00        0.43       (4.62)+
------------------------------------------------------------------------------------------
Inception* -- 12/31/93   11.97    12.93     0.37        0.59        0.00       16.49+
------------------------------------------------------------------------------------------
 Total                                     $6.50       $1.27       $0.95
------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

    5 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

                        GLOBAL GOVERNMENT BOND PORTFOLIO

 Average Annual Total Returns

                                                   Without Sales Charges/(1)/
                                                -------------------------------
                                                Class A Class B Class L Class Y
 -------------------------------------------------------------------------------
 Year Ended 10/31/01                             11.11%  10.48%  10.69%  11.52%
 -------------------------------------------------------------------------------
 Five Years Ended 10/31/01                        6.29    5.71    5.84    6.70
 -------------------------------------------------------------------------------
 Ten Years Ended 10/31/01                         7.07     N/A     N/A     N/A
 -------------------------------------------------------------------------------
 Inception* through 10/31/01                      7.73    7.08    6.99    7.51
 -------------------------------------------------------------------------------

                                                    With Sales Charges/(2)/
                                                -------------------------------
                                                Class A Class B Class L Class Y
 -------------------------------------------------------------------------------
 Year Ended 10/31/01                             6.07%   6.01%   8.60%   11.52%
 -------------------------------------------------------------------------------
 Five Years Ended 10/31/01                       5.32    5.57    5.62     6.70
 -------------------------------------------------------------------------------
 Ten Years Ended 10/31/01                        6.58     N/A     N/A      N/A
 -------------------------------------------------------------------------------
 Inception* through 10/31/01                     7.25    7.08    6.87     7.51
 -------------------------------------------------------------------------------

 Cumulative Total Returns

                                                     Without Sales Charges/(1)/
--------------------------------------------------------------------------------
Class A (10/31/91* through 10/31/01)                           98.03%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/01)                          60.89
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/01)                          81.55
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/01)                          87.76
--------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 ++For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
 +Total return is not annualized, as it may not be representative of the total return for the year.
 *Inception dates for Class A, B, L and Y shares are July 22, 1991, November
  18, 1994, January 4, 1993 and February 19, 1993, respectively.

    6 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Global Government Bond Portfolio at a Glance (unaudited)


Growth of $10,000 Invested in Class A Shares of the
Global Government Bond Portfolio vs. J.P. Morgan Global Government Bond Market Index+
--------------------------------------------------------------------------------
                         October 1991 -- October 2001


[GRAPH]

                                  JP Morgan       JP Morgan
                                     Global          Global
                     Global      Government      Government
                 Government     Bond Market     Bond Market
                       Bond         Index -         Index -
                  Portfolio          Hedged        Unhedged
Oct 1991              9,549          10,000          10,000
Oct 1992             10,045          11,370          12,028
Oct 1993             11,557          12,749          13,351
Oct 1994             11,333          12,609          13,740
Oct 1995             12,738          15,048          15,319
Oct 1996             13,937          16,566          16,254
Oct 1997             15,081          18,319          16,822
Oct 1998             16,301          20,645          19,006
Oct 1999             16,037          20,871          18,444
Oct 2000             17,020          22,476          17,587
Oct 31,2001          18,910          25,126          19,227


+Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1991, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The J.P. Morgan Global Government Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

 Top Ten Holdings*++


 1. France O.A.T............. 22.5%

 2. KFW International Finance 21.7

 3. Buoni Poliennali Del Tes. 14.6

 4. United Kingdom Treasury..  8.0

 5. Kingdom of Spain.........  7.3

 6. Landwirtschaft Rentenbk..  5.7

 7. Bundesobligation.........  4.5

 8. Depfa Pfandbrief Bank....  4.2

 9. Canadian Government......  3.6

10. AB Spintab...............  2.8

Investment Allocation**++

[GRAPH]

Europe                       78.7
Repurchase Agreement          2.8
The Americas                  3.0
U.S. Treasury Obligations    15.5


* As a percentage of total bonds, excluding U.S. government obligations and repurchase agreement.
++ All information is as of October 31, 2001. Please note that the Portfolio's holdings are subject to change.
** As a percentage of total investments.



    7 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 EUROPEAN PORTFOLIO



[PHOTO]

REIN W.
VAN DER DOES
VICE PRESIDENT

Rein W. van der Does
Portfolio Manager
Rein W. van der Does has more than 33 years of securities business experience. The Portfolio Manager began his career with Drexel Burnham Lambert in 1968 as a domestic research analyst. In 1975, he joined Drexel's International Research Department and was appointed Director of International Research and Head of Portfolio Strategy in 1985. He moved with the International Equity team to Salomon Smith Barney in 1990. He is a member of the New York State Association for International Investment and a member of the New York Society of Security Analysts. Mr. Van der Does was awarded a doctorate in Economics from the Dutch Economic University in Rotterdam.

Performance Update
For the year ended October 31, 2001 the European Portfolio's ("Portfolio") Class A shares, without sales charges, posted a total return of negative 40.01%. In comparison, the Morgan Stanley Capital International European Market Index ("MSCI European Index")/1/ returned negative 22.56% for the same period. Past performance is not indicative of future results.

Market and Portfolio Review
In spite of a recent bounce in world equity markets following the tragic events of September 11th, the European equity markets have been even more volatile than the U.S. markets during the last 18 months. After a 9.7% decline of the MSCI European Index (in U.S.-dollar terms) over the entire year 2000, the index plummeted another 26.1% from the start of 2001 through October 31, 2001. Our view is that Europe is in a bear market -- one that has already lasted a year-and-a-half longer than the three predecessor bear markets it experienced in 1987, 1991, and in 1998. Much of this present bear market, in our opinion, involves the telecommunications/media/technology group of growth stocks, which has dropped approximately 70-80% from its record highs in March 2000, as of the conclusion of September 11th. Growth stocks in Europe declined 11.8% on average in 2000, while value/2/ stocks advanced by 4.5% based upon the MSCI European Growth Index, MSCI European Value Index and MSCI European Index. As of the end of the period, value stocks were down 22.0% for the year, while growth stocks had declined 30.3%, according to the respective indices. Based upon these measures, value stocks outperformed growth stocks by about 30% during the last year and a half.

During the last nine months, the mood in Europe appeared to have changed from optimism to frustration as business confidence deteriorated in nearly all Euroland./3/ During the period, the Portfolio's performance was hurt by its overweighted positions in the information technology service sector, as well as in telecommunications equipment manufacturers, relative to the MSCI European Index. These sectors experienced difficulties due to a buyers' strike from telecommunications operators during the last half of the period. Small-cap stocks, representing 30% of the Portfolio's holdings on average, experienced significant downward price pressure after the September 11th attacks. Because small-cap stocks are typically less liquid than stocks with greater capitalizations, they did not fare well in the more risk-adverse market environment. Moreover, the Portfolio's overweighted position in the insurance sector relative to the MSCI European Index was particularly hard hit by the events of September 11th.

--------
1 The MSCI European Index is an unmanaged index of common stocks of companies located in Europe. Please note, an investor cannot invest directly in an index.
2 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
3 Euroland refers to those countries which make up the European Monetary Union
  ("EMU"). The EMU members include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.


    8 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

Relative to the benchmark, the MSCI European Index, we overweighted the Portfolio's holdings in the service, telecommunications and growth stock/4/ sectors, and underweighted the basic materials and financial services sectors in relation to the index during the period. Geographically, we overweighted our investments in continental Europe and remain underweighted in the U.K versus the benchmark. We believe that Britain's decision to stay out of the European Monetary Union will hurt its growth prospects, and that the relative strength of the pound sterling to the euro/5/ will penalize corporate profits in the U.K.

Market and Portfolio Outlook
The events of September 11th exacerbated an already weakened U.S. economy. Because we feel it is unrealistic to expect the Euroland economy to decouple from that of the U.S., we expect the prospect of a soft landing/6/ in Europe will be unlikely. The consensus for economic growth in Europe is 1.5% for 2001 and 2002 (compared to 3.4% in 2000), while inflation is expected to stay at 2.5% in 2001, declining to 1.7% in 2002. We expect that the combination of fiscal and monetary stimulus in the U.S. may lead the way to an economic turnaround by mid-year 2002.

While economic and market conditions have been exceptionally trying this year, we believe that the following structural changes give reason to be optimistic about investing in Europe in the months and years ahead:
  . The European Monetary Union is likely to continue to lead the way toward more deregulation, privatization and corporate restructuring;
  . The adoption of a single currency, the euro, should continue to increase price transparency, leading to lower inflation, improved economies of scale and, therefore, more merger activity;
  . The creation of an equity culture through cheaply-priced privatization offerings, as well as through stock options and the growing trend of corporate buy-backs, has placed an increased emphasis on the growth of equities in Europe;
  . European companies are expected to continue their focus on enhancing shareholder value;
  . Fundamental economic changes, including the introduction of tax reforms in Germany, have created a business environment that is more hospitable to corporate finance activities such mergers and acquisitions;
  . Tax reforms should facilitate corporate growth; and . Several Euroland countries are moving away from a government-supported retirement service to more of a corporate- and individual-supported pension plan. This transition should encourage an increase in equity investing by pension funds.
In addition, stock valuations in Europe are currently much cheaper than those in the U.S. For example, excluding the U.K., stocks in Europe as a group are selling at approximately 10.2-times estimated 2002 price-to-cash flow, versus a ratio of 14.2 times for U.S. stocks. Europe's average dividend yield is approximately 2.0%, versus only 1.2% in the U.S. based on price-to-book value,/7/ Europe also is much cheaper at 2.0 times, versus 2.8 times in the U.S.


--------
4 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.
5 The euro is the single European currency unit referred to in European Council
  Regulation (EC) No. 974/98 of 3 May 1998. To date, 12 European Union member states have committed to adopt the euro as their national currency.
6 A soft landing is characterized by exceptionally slow growth of the rising economic growth trend. Hence, a soft landing is considered an extension of an economic expansion.
7 The price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities (net asset value).


    9 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

Due to the positive changes taking place in Europe -- as well as the present undervaluation, underperformance and under- weighting of equities in European investors' portfolios -- we believe Europe holds the potential of being an excellent place to invest over the next few years. The depressed level of the euro provides an additional argument for the present favorable entry-point into the Portfolio.

Thank you for investing with us.

Sincerely,


/s/ Rein W. van der Does

Rein W. van der Does
Vice President

November 7, 2001



    10 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

                               EUROPEAN PORTFOLIO

 Historical Performance -- Class A Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------
10/31/01                $25.52   $14.26    $0.00       $1.65        (40.01)%
-------------------------------------------------------------------------------
10/31/00                 22.58    25.52     0.00        1.13         18.02
-------------------------------------------------------------------------------
10/31/99                 19.44    22.58     0.00        0.33         18.02
-------------------------------------------------------------------------------
10/31/98                 18.23    19.44     0.00        0.39          9.10
-------------------------------------------------------------------------------
10/31/97                 17.25    18.23     0.00        1.16         12.88
-------------------------------------------------------------------------------
10/31/96                 14.67    17.25     0.09        0.04         18.65
-------------------------------------------------------------------------------
10/31/95                 12.88    14.67     0.00        0.00         13.90
-------------------------------------------------------------------------------
Inception* -- 10/31/94   12.50    12.88     0.00        0.00          3.04+
-------------------------------------------------------------------------------
 Total                                     $0.09       $4.70
-------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------
10/31/01                $24.42   $13.50    $0.00       $1.65        (40.45)%
-------------------------------------------------------------------------------
10/31/00                 21.83    24.42     0.00        1.13         17.00
-------------------------------------------------------------------------------
10/31/99                 18.95    21.83     0.00        0.33         17.10
-------------------------------------------------------------------------------
10/31/98                 17.92    18.95     0.00        0.39          8.24
-------------------------------------------------------------------------------
10/31/97                 17.09    17.92     0.00        1.16         12.08
-------------------------------------------------------------------------------
10/31/96                 14.56    17.09     0.00        0.04         17.72
-------------------------------------------------------------------------------
Inception* -- 10/31/95   12.62    14.56     0.00        0.00         15.37+
-------------------------------------------------------------------------------
 Total                                     $0.00       $4.70
-------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------
10/31/01                $24.38   $13.48    $0.00       $1.65        (40.43)%
-------------------------------------------------------------------------------
10/31/00                 21.79    24.38     0.00        1.13         17.03
-------------------------------------------------------------------------------
10/31/99                 18.91    21.79     0.00        0.33         17.14
-------------------------------------------------------------------------------
10/31/98                 17.86    18.91     0.00        0.39          8.38
-------------------------------------------------------------------------------
10/31/97                 17.04    17.86     0.00        1.16         12.06
-------------------------------------------------------------------------------
10/31/96                 14.51    17.04     0.00        0.04         17.78
-------------------------------------------------------------------------------
10/31/95                 12.83    14.51     0.00        0.00         13.09
-------------------------------------------------------------------------------
Inception* -- 10/31/94   12.48    12.83     0.00        0.00          2.80+
-------------------------------------------------------------------------------
 Total                                     $0.00       $4.70
-------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


    11 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

                               EUROPEAN PORTFOLIO

 Average Annual Total Returns

                                                     Without Sales Charges/(1)/
                                                    ------------------------
                                                    Class A   Class B  Class L
 -------------------------------------------------------------------------------
 Year Ended 10/31/01                                (40.01)%  (40.45)% (40.43)%
 -------------------------------------------------------------------------------
 Five Years Ended 10/31/01                            0.58     (0.20)   (0.16)
 -------------------------------------------------------------------------------
 Inception* through 10/31/01                          4.77      4.33     4.05
 -------------------------------------------------------------------------------

                                                       With Sales Charges/(2)/
                                                     ------------------------
                                                     Class A  Class B  Class L
--------------------------------------------------------------------------------
Year Ended 10/31/01                                  (43.00)% (43.21)% (41.58)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/01                             (0.45)   (0.36)   (0.36)
--------------------------------------------------------------------------------
Inception* through 10/31/01                            4.07     4.33     3.91
--------------------------------------------------------------------------------

 Cumulative Total Returns

                                                     Without Sales Charges/(1)/
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/01)                          43.31%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/01)                          34.44
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/01)                          35.81
--------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 +Total return is not annualized, as it may not be representative of the total return for the year.
 *Inception dates for Class A, B and L shares are February 7, 1994, November 7,
  1994 and February 14, 1994, respectively.

    12 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 European Portfolio at a Glance (unaudited)


Growth of $10,000 Invested in Class A Shares of the
European Portfolio vs. MSCI European Market Index+
--------------------------------------------------------------------------------
                       February 1994 -- October 31, 2001
                                    [CHART]

                     European      MSCI European
                    Portfolio              Index
Feb 7, 1994             9,498             10,000
Oct 1994                9,787             10,064
Oct 1995               11,147             11,393
Oct 1996               13,227             13,383
Oct 1997               14,931             16,861
Oct 1998               16,290             20,812
Oct 1999               19,226             23,417
Oct 2000               22,691             23,636
Oct 31, 2001           13,612             18,304

+Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Morgan Stanley Capital International ("MSCI") European Market Index is a composite portfolio consisting of equity total returns for Europe. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

 Top Ten Holdings*++


                    1. Nokia Oyj........................ 7.1%
                    2. Tomra Systems ASA................ 6.5
                    3. Vodafone Group PLC............... 6.3
                    4. Mettler-Toledo International Inc. 5.4
                    5. Schering AG...................... 5.3
                    6. Telefonica, S.A.................. 4.9
                    7. ING Groep N.V.................... 4.9
                    8. BNP Paribas S.A.................. 4.8
                    9. Axa.............................. 4.4
                   10. Allianz AG....................... 4.4


 Investment Allocation*++


[GRAPH]

Switzerland          14.4
Norway                8.7
Spain                 7.6
Finland               7.1
United Kingdom       13.4
France               19.8
Germany              13.0
Netherlands          16.0

*As a percentage of total investments.
++All information is as of October 31, 2001. Please note that the Portfolio's holdings are subject to change.


    13 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Schedules of Investments                                      October 31, 2001


                      See Notes to Financial Statements.
                       GLOBAL GOVERNMENT BOND PORTFOLIO

   FACE
  AMOUNT                                 SECURITY                       VALUE
---------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.5%
$ 3,000,000           U.S. Treasury Bonds, 6.250% due 5/15/30        $ 3,576,780
                      U.S. Treasury Notes:
  4,200,000             2.750% due 10/31/03                           4,227,552
  5,000,000             4.625% due 5/15/06                            5,232,800
  3,500,000             5.000% due 8/15/11                            3,704,365
---------------------------------------------------------------------------------
                      TOTAL U.S. TREASURY OBLIGATIONS
                      (Cost -- $16,237,219)                           16,741,497
---------------------------------------------------------------------------------

   FACE
  AMOUNT+                                SECURITY                       VALUE
---------------------------------------------------------------------------------
BONDS -- 81.7%
Austria -- 1.8%
  2,100,000/EUR/      Republic of Austria, 3.900% due 10/20/05         1,904,706
---------------------------------------------------------------------------------
Canada -- 3.0%
  4,700,000           Canadian Government, 6.000% due 6/1/08           3,201,546
---------------------------------------------------------------------------------
Denmark -- 0.6%
  5,000,000           Kingdom of Denmark, 7.000% due 11/15/07            690,139
---------------------------------------------------------------------------------
France -- 18.3%
                      France O.A.T.:
  8,000,000/EUR/        5.250% due 4/25/08                             7,654,492
 12,600,000/EUR/        5.500% due 10/25/10                           12,197,458
---------------------------------------------------------------------------------
                                                                      19,851,950
---------------------------------------------------------------------------------
Germany -- 11.8%
                      Bundesobligation:
  2,500,000/EUR/        4.500% due 5/19/03                             2,297,906
  1,750,000/EUR/        5.000% due 8/19/05                             1,654,855
  4,000,000/EUR/      Depfa Pfandbrief Bank, 5.250% due 7/15/11        3,719,162
  5,000,000/USD/      Landwirtschaft Rentenbk, 4.500% due 10/23/06++   5,056,250
---------------------------------------------------------------------------------
                                                                      12,728,173
---------------------------------------------------------------------------------
Ireland -- 1.8%
  2,000,000/EUR/      Allied Irish Banks Ltd., 7.500% due 12/29/49++   1,926,723
---------------------------------------------------------------------------------
Italy -- 11.9%
                      Buoni Poliennali Del Tes:
  6,900,000/EUR/        3.250% due 4/15/04                             6,199,279
  7,000,000/EUR/        5.500% due 11/1/10                             6,702,725
---------------------------------------------------------------------------------
                                                                      12,902,004
---------------------------------------------------------------------------------
Spain -- 6.0%
  6,000,000/USD/      Kingdom of Spain, 5.875% due 7/28/08             6,444,300
---------------------------------------------------------------------------------
Sweden -- 2.3%
 26,000,000           AB Spintab, 5.500% due 9/17/03                   2,502,034
---------------------------------------------------------------------------------


    14 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                       GLOBAL GOVERNMENT BOND PORTFOLIO

         FACE
       AMOUNT+                          SECURITY                        VALUE
--------------------------------------------------------------------------------
United Kingdom -- 24.2%
  2,200,000,000/JPY/ KFW International Finance, 1.750% due 3/23/10++ $19,177,375
      4,500,000      United Kingdom Treasury, 5.750% due 12/7/09       7,058,041
--------------------------------------------------------------------------------
                                                                      26,235,416
--------------------------------------------------------------------------------
                     TOTAL BONDS
                     (Cost -- $88,735,132)                            88,386,991
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                             SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
$    3,024,000 CIBC Wood Gundy Securities Inc., 2.420% due 11/1/01; Proceeds at maturity -- $3,024,203;
                 (Fully collateralized by U.S. Treasury Notes, 5.625% due 12/31/02;
                 Market value -- $3,084,480) (Cost -- $3,024,000)                                          3,024,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $107,996,351**)                                                                 $108,152,488
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

+ Face amount denominated in U.S. dollars unless otherwise indicated.
++All or a portion of this security is on loan (See Note 9).
**Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  EUR -- Euro.
  JPY -- Japanese Yen.
  USD -- U.S. Dollar.

                      See Notes to Financial Statements.


    15 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001



                              EUROPEAN PORTFOLIO

  SHARES                          SECURITY                            VALUE
 ------------------------------------------------------------------------------
 STOCK -- 100.0%
 Finland -- 7.1%
   150,000 Nokia Oyj                                               $ 3,076,500
 -----------------------------------------------------------------------------
 France -- 19.8%
    75,000 Alcatel S.A.+                                             1,132,853
    20,000 Atos Origin+ ++                                           1,459,131
    86,664 Axa                                                       1,896,812
    25,000 BNP Paribas S.A.                                          2,080,612
    15,000 Cap Gemini S.A.                                             844,404
    10,000 Groupe Danone                                             1,157,397
 -----------------------------------------------------------------------------
                                                                     8,571,209
 -----------------------------------------------------------------------------
 Germany -- 13.0%
     8,000 Allianz AG                                                1,879,937
    12,000 SAP AG                                                    1,232,155
    45,000 Schering AG                                               2,310,290
    25,000 T-Online International AG+ ++                               210,763
 -----------------------------------------------------------------------------
                                                                     5,633,145
 -----------------------------------------------------------------------------
 Netherlands -- 16.0%
    25,000 Fugro N.V.                                                1,277,865
    46,431 Hunter Douglas N.V.                                       1,055,963
    35,000 IHC Caland N.V.                                           1,748,030
    84,608 ING Groep N.V.                                            2,110,913
    30,000 Van Der Moolen Holding N.V.                                 722,810
 -----------------------------------------------------------------------------
                                                                     6,915,581
 -----------------------------------------------------------------------------
 Norway -- 8.7%
    57,142 Orkla ASA                                                   952,206
   280,000 Tomra Systems ASA                                         2,790,069
 -----------------------------------------------------------------------------
                                                                     3,742,275
 -----------------------------------------------------------------------------
 Spain -- 7.6%
   100,000 Amadeus Global Travel Distribution S.A.                     541,320
    78,000 Indra Sistemas, S.A.+                                       597,163
   177,532 Telefonica, S.A.++                                        2,133,103
 -----------------------------------------------------------------------------
                                                                     3,271,586
 -----------------------------------------------------------------------------
 Switzerland -- 14.4%
     8,000 Geberit International AG                                  1,592,259
    51,000 Mettler-Toledo International Inc.++                       2,341,410
    33,560 Novartis AG                                               1,256,779
    10,000 Swiss Reinsurance                                         1,028,844
 -----------------------------------------------------------------------------
                                                                     6,219,292
 -----------------------------------------------------------------------------



                      See Notes to Financial Statements.

    16 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001



                              EUROPEAN PORTFOLIO

  SHARES                           SECURITY                            VALUE
 -------------------------------------------------------------------------------
 United Kingdom -- 13.4%
   320,000 CMG PLC                                                  $   997,062
   240,000 Compass Group PLC                                          1,740,787
    80,000 Misys PLC                                                    301,330
 1,185,067 Vodafone Group PLC                                         2,740,259
 ------------------------------------------------------------------------------
                                                                      5,779,438
 ------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $37,506,316**)                                  $43,209,026
 -------------------------------------------------------------------------------

+ All or a portion of this security is on loan (See Note 9).
++Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.





                      See Notes to Financial Statements.


    17 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Statements of Assets and Liabilities                          October 31, 2001



                                                                                         Global
                                                                                       Government    European
                                                                                     Bond Portfolio  Portfolio
----------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                                                               $107,996,351  $37,506,316
   Foreign currency, at cost                                                                    14        2,370
----------------------------------------------------------------------------------------------------------------
   Investments, at value                                                              $108,152,488  $43,209,026
   Foreign currency, at value                                                                   14        2,473
   Cash                                                                                      8,493           --
   Collateral for securities on loan (Note 9)                                           27,127,100    3,162,490
   Dividends and interest receivable                                                     1,332,094       52,114
   Receivable for open forward foreign currency contracts (Note 4)                          30,576           --
   Receivable for Fund shares sold                                                          44,736        1,089
   Receivable for securities sold                                                        9,613,244           --
----------------------------------------------------------------------------------------------------------------
   Total Assets                                                                        146,308,745   46,427,192
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 9)                                              27,127,100    3,162,490
   Payable for securities purchased                                                      9,975,523           --
   Payable for open forward foreign currency contracts (Note 4)                            587,566           --
   Management fees payable                                                                  72,968       33,326
   Payable for Fund shares purchased                                                        34,328       39,632
   Distribution fees payable                                                                 5,899       11,834
   Payable to bank                                                                              --      229,508
   Accrued expenses                                                                         81,064      105,857
----------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                    37,884,448    3,582,647
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $108,424,297  $42,844,545

----------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                        $     10,090  $     3,089
   Capital paid in excess of par value                                                 112,635,684   36,854,386
   Overdistributed net investment income                                                  (915,187)          --
   Accumulated net realized gain (loss) from security transactions                      (2,909,008)     282,918
   Net unrealized appreciation (depreciation) of investments and foreign currencies       (397,282)   5,704,152
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $108,424,297  $42,844,545

----------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                               4,834,892    1,507,469
   Class B                                                                                 276,498    1,043,594
   Class L                                                                                 178,348      538,325
   Class Y                                                                               4,799,862           --
Net Asset Value:
   Class A (and redemption price)                                                           $10.82       $14.26
   Class B *                                                                                $10.85       $13.50
   Class L **                                                                               $10.85       $13.48
   Class Y (and redemption price)                                                           $10.66           --
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)                        $11.33           --
   Class A (net asset value plus 5.26% of net asset value per share)                            --       $15.01
   Class L (net asset value plus 1.01% of net asset value per share)                        $10.96       $13.62

----------------------------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 4.50% CDSC for Global
  Government Bond Portfolio or by a 5.00% CDSC for European Portfolio if shares are redeemed within one year from initial purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

    18 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Statements of Operations                   For the Year Ended October 31, 2001


                                                                   Global
                                                                 Government    European
                                                               Bond Portfolio  Portfolio
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                     $  5,330,994  $    158,020
   Dividends                                                              --       941,643
   Less: Foreign withholding tax                                          --      (103,235)
      Interest expense                                                    --       (29,316)
--------------------------------------------------------------------------------------------
   Total Investment Income                                         5,330,994       967,112
--------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                          826,540       596,946
   Distribution fees (Note 2)                                        179,831       445,073
   Shareholder and system servicing fees                              70,206       127,188
   Audit and legal                                                    35,001        31,170
   Registration fees                                                  32,999        58,101
   Custody                                                            29,000        46,203
   Shareholder communications                                         18,035        40,088
   Directors' fees                                                     4,300         4,422
   Pricing service fees                                                2,500         3,989
   Other                                                               5,000         4,016
--------------------------------------------------------------------------------------------
   Total Expenses                                                  1,203,412     1,357,196
--------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                       4,127,582      (390,084)
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 4):
   Realized Gain (Loss) From:
     Security transactions                                        (5,066,080)      330,303
     Foreign currency transactions                                   313,117        72,804
--------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                       (4,752,963)      403,107
--------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions                                        12,182,987   (32,158,789)
     Foreign currency transactions                                   294,930         3,711
--------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)           12,477,917   (32,155,078)
--------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Foreign Currencies              7,724,954   (31,751,971)
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations                $11,852,536  $(32,142,055)
------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    19 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets            For the Years Ended October 31,




Global Government Bond Portfolio                                          2001           2000
----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $    4,127,582  $   5,349,526
   Net realized gain (loss)                                              (4,752,963)    12,177,109
   (Increase) decrease in net unrealized depreciation                    12,477,917    (10,350,125)
----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                11,852,536      7,176,510
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (12,701,974)    (9,711,668)
   Capital                                                                 (675,871)            --
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders            (13,377,845)    (9,711,668)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                      14,967,747      7,846,357
   Net asset value of shares issued for reinvestment of dividends         5,251,929      3,937,060
   Cost of shares reacquired                                            (25,286,785)   (21,688,197)
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                   (5,067,109)    (9,904,780)
----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                   (6,592,418)   (12,439,938)
NET ASSETS:
   Beginning of year                                                    115,016,715    127,456,653
----------------------------------------------------------------------------------------------------
   End of year*                                                      $  108,424,297  $ 115,016,715
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:    $(915,187)    $12,412,168
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    20 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders


Statements of Changes in Net Assets (continued)      For the Years Ended October 31,



European Portfolio                                                     2001           2000
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $    (390,084) $    (546,846)
   Net realized gain                                                     403,107      6,634,890
   Increase (decrease) in net unrealized appreciation                (32,155,078)    12,866,643
-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                 (32,142,055)    18,954,687
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                 (6,087,557)    (4,140,556)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (6,087,557)    (4,140,556)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                  421,973,304    817,039,119
   Net asset value of shares issued for reinvestment of dividends      5,679,447      3,926,750
   Cost of shares reacquired                                        (447,243,300)  (816,232,892)
-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions    (19,590,549)     4,732,977
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (57,820,161)    19,547,108
NET ASSETS:
   Beginning of year                                                 100,664,706     81,117,598
-------------------------------------------------------------------------------------------------
   End of year                                                     $  42,844,545  $ 100,664,706
-----------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    21 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Notes to Financial Statements

1. Significant Accounting Policies

The Global Government Bond and European Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Fund consists of these Portfolios and the International All Cap Growth Portfolio. The financial statements and financial highlights for the International All Cap Growth Portfolio are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; ( j ) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the Global Government Bond and European Portfolios to reflect gains available for distributions under income permanent book/tax differences and income and tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $876,180 and $270,555 was reclassified to paid-in capital for the Global Government Bond and the European Portfolios, respectively. Net investment income, net realized gains and net assets were not affected by these changes; (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc.


    22 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolios. The Global Government Bond Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the daily net assets of the Portfolio. The European Portfolio pays SBFM a management fee calculated at an annual rate of 0.85% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, the Portfolios paid transfer agent fees totaling $153,816 to CFTC. The totals for each Portfolio were as follows:

Portfolio              Transfer Agent Fees
-------------------------------------------
Global Government Bond       $55,914
-------------------------------------------
European                      97,902
-------------------------------------------

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolios' distributor. In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers, continue to sell Portfolios' shares to the public as members of the selling group. For the year ended October 31, 2001, SSB and its affiliates did not receive any brokerage commissions.

For the Global Government Bond Portfolio, there are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the European Portfolio, there are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. For each Portfolio, Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 and $1,000,000 in the aggregate for the Global Government Bond Portfolio and the European Portfolio, respectively. These purchases do not incur an initial sales charge.

For the year ended October 31, 2001, CDSCs received by SSB were approximately:

Portfolio              Class B Class L
---------------------------------------
Global Government Bond $ 3,000     --
---------------------------------------
European                48,000 $3,000
---------------------------------------

For the year ended October 31, 2001, sales charges received by SSB were approximately:

Portfolio              Class A Class L
---------------------------------------
Global Government Bond $15,000      --
---------------------------------------
European                83,000 $24,000
---------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Global Government Bond Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets for each class, respectively. The European Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective class. For the year ended October 31, 2001, total Distribution Plan fees incurred by the Portfolios were:

Portfolio              Class A  Class B  Class L
--------------------------------------------------
Global Government Bond $134,863 $ 32,221 $ 12,747
--------------------------------------------------
European                 85,740  245,266  114,067
--------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


    23 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

3. Investments

During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                               Purchases      Sales
---------------------------------------------------------------------------------
Global Government Bond                                 $101,454,823 $109,588,946
---------------------------------------------------------------------------------
European                                                  2,885,896   25,828,665
---------------------------------------------------------------------------------

At October 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 Net Unrealized
 Portfolio                             Appreciation Depreciation  Appreciation
 -------------------------------------------------------------------------------
 Global Government Bond                $ 2,259,640  $(2,103,503)   $  156,137
 -------------------------------------------------------------------------------
 European                               13,962,434   (8,259,724)    5,702,710
 -------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

At October 31, 2001, the Global Government Bond Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                    Local        Market    Settlement Unrealized
Foreign Currency                   Currency      Value        Date    Gain (Loss)
----------------------------------------------------------------------------------
Global Government Bond Portfolio
To Sell:
British Pound                        4,900,000 $ 7,116,040  11/26/01   $(128,640)
Canadian Dollar                      5,070,000   3,194,317  11/26/01      28,537
Danish Krone                         6,000,000     724,798  11/26/01      (6,356)
Euro                                50,000,000  44,989,263  11/26/01    (449,263)
Euro                                   450,000     404,903  11/26/01       1,897
Japanese Yen                     2,350,000,000  19,230,628  11/26/01         142
Swedish Krona                       26,800,000   2,517,054  11/26/01      (1,426)
---------------------------------------------------------------------------------
                                                                        (555,109)
---------------------------------------------------------------------------------
To Buy:
Euro                                   447,076     402,665   11/1/01      (1,881)
---------------------------------------------------------------------------------
Net Unrealized Loss on Forward
 Foreign Currency Contracts                                            $(556,990)
---------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Portfolios did not hold any purchased call or put option contracts.


    24 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2001, the Portfolios did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, the Portfolios did not hold any futures contracts.

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Capital Loss Carryforwards

At October 31, 2001, Global Government Bond Portfolio had, for Federal income tax purposes, approximately $2,909,000 of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

Portfolio                           2007       2008      Total
-----------------------------------------------------------------
Global Government Bond          $1,272,000 $1,637,000 $2,909,000
-----------------------------------------------------------------


    25 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2001, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. In addition, the European Portfolio had loaned common stocks collateralized by securities. The market value for the securities on loan for each Portfolio was as follows:

  Portfolio                                                           Value
  -----------------------------------------------------------------------------
  Global Government Bond                                           $25,829,875
  -----------------------------------------------------------------------------
  European                                                           3,048,336
  -----------------------------------------------------------------------------

At October 31, 2001, the Portfolios received cash collateral for loaned securities which was invested as follows:

 Global Government Bond Portfolio
 Security Description                                                 Value
 ------------------------------------------------------------------------------
 Time Deposits:
   Abbey National, London, 2.630% due 11/1/01                      $   363,708
   ABN AMRO Bank, Tokyo, 2.625% due 11/1/01                          1,198,066
   Bank of Austria, 2.640% due 11/1/01                               1,317,873
   Bank of Scotland Treasury Service PLC, 2.660% due 11/1/01         1,317,873
   Barclays Bank PLC, Singapore, 2.625% due 11/1/01                    381,423
   Bcaintesabci LN, 2.640% due 11/1/01                               1,317,873
   BNP Paribas, London, 2.660% due 11/1/01                           1,317,873
   Caisse des Depots et Consignations, Paris, 2.660% due 11/1/01     1,317,873
   Caja De Madrid, 2.660% due 11/1/01                                1,317,873
   Commerzbank Singapore, 2.625% due 11/1/01                           982,973
   Credit Agricole Indozuez, G.C., 2.660% due 11/1/01                1,317,872
   Credit Industrial et Communication, London, 2.640% due 11/1/01    1,317,872
   Den Danske-Copenhagen, 2.640% due 11/1/01                         1,317,872
   Dresdner, Tokyo, 2.625% due 11/1/01                               1,198,066
   ING Amsterdam, 2.640% due 11/1/01                                 1,317,872
   KBC, Singapore, 2.625% due 11/1/01                                1,317,872
   Landesbank Hessen Thur Dublin, 2.660% due 11/1/01                 1,317,872
   Rabobank, London, 2.625% due 11/1/01                              1,317,872
   Societe Generale, 2.650% due 11/1/01                              1,317,872
   Unibank, 2.670% due 11/1/01                                       1,317,872
   Westdeutsche Landesbank, Tokyo, 2.625% due 11/1/01                1,317,872
 Money Market Funds:
   Federated Prime Value, 2.757% due 11/1/01                           958,453
   Janus Institutional Money Market, 2.772% due 11/1/01                958,453
 ----------------------------------------------------------------------------
 Total                                                             $27,127,100
 ----------------------------------------------------------------------------

    26 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

  European Portfolio
  Security Description                                                Value
  -----------------------------------------------------------------------------
  Time Deposits:
    Abbey National, London, 2.630% due 11/1/01                      $   19,056
    ABN AMRO Bank, Tokyo, 2.625% due 11/1/01                            62,771
    Bank of Austria, 2.640% due 11/1/01                                 69,049
    Bank of Scotland Treasury Service PLC, 2.660% due 11/1/01           69,049
    Barclays Bank PLC, Singapore, 2.625% due 11/1/01                    19,984
    Bcaintesabci LN, 2.640% due 11/1/01                                 69,049
    BNP Paribas, London, 2.660% due 11/1/01                             69,049
    Caisse des Depots et Consignations, Paris, 2.660% due 11/1/01       69,048
    Caja De Madrid, 2.660% due 11/1/01                                  69,048
    Commerzbank Singapore, 2.625% due 11/1/01                           51,502
    Credit Agricole Indozuez, G.C., 2.660% due 11/1/01                  69,048
    Credit Industrial et Communication, London, 2.640% due 11/1/01      69,048
    Den Danske-Copenhagen, 2.640% due 11/1/01                           69,048
    Dresdner, Tokyo, 2.625% due 11/1/01                                 62,771
    ING Amsterdam, 2.640% due 11/1/01                                   69,048
    KBC, Singapore, 2.625% due 11/1/01                                  69,048
    Landesbank Hessen Thur Dublin, 2.660% due 11/1/01                   69,048
    Rabobank, London, 2.625% due 11/1/01                                69,048
    Societe Generale, 2.650% due 11/1/01                                69,048
    Unibank, 2.670% due 11/1/01                                         69,048
    Westdeutsche Landesbank, Tokyo, 2.625% due 11/1/01                  69,048

  Money Market Funds:
    Federated Prime Value, 2.757% due 11/1/01                           50,217
    Janus Institutional Money Market, 2.772% due 11/1/01                50,217
  ---------------------------------------------------------------------------
  Total                                                             $1,421,290
  ---------------------------------------------------------------------------

In addition to the above noted cash collateral, the European Portfolio held securities collateral with a market value of $1,741,200 as of October 31, 2001.

Income earned by the Portfolios from securities loaned for the year ended October 31, 2001, were as follows:

    Portfolio                                                        Income
    -------------------------------------------------------------------------
    Global Government Bond                                           $39,984
    -------------------------------------------------------------------------
    European                                                          46,214
    -------------------------------------------------------------------------

10.Capital Shares

At October 31, 2001, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for each
Portfolio:

     Portfolio                Class A    Class B     Class L     Class Y
     ----------------------------------------------------------------------
     Global Government Bond $53,766,992 $1,688,903 $ 2,094,602 $55,095,277
     ----------------------------------------------------------------------
     European                17,918,425  7,439,405  11,499,645          --
     ----------------------------------------------------------------------


    27 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                         Year Ended                  Year Ended
                                      October 31, 2001            October 31, 2000
                                 --------------------------  --------------------------
                                   Shares        Amount        Shares        Amount
-----------------------------------------------------------------------------------------
Global Government Bond Portfolio
Class A
Shares sold                          485,754  $   5,195,105      321,561  $   3,504,170
Shares issued on reinvestment        424,019      4,420,748      291,847      3,155,911
Shares reacquired                 (1,602,563)   (16,882,788)  (1,215,767)   (13,269,359)
----------------------------------------------------------------------------------------
Net Decrease                        (692,790) $  (7,266,935)    (602,359) $  (6,609,278)
----------------------------------------------------------------------------------------
Class B
Shares sold                           28,093  $     299,015        7,104  $      77,017
Shares issued on reinvestment         35,523        370,823       40,906        440,956
Shares reacquired                   (297,465)    (3,150,849)    (387,717)    (4,220,251)
----------------------------------------------------------------------------------------
Net Decrease                        (233,849) $  (2,481,011)    (339,707) $  (3,702,278)
----------------------------------------------------------------------------------------
Class L
Shares sold                           23,938  $     251,244       23,805  $     262,077
Shares issued on reinvestment         14,864        155,278       10,298        111,037
Shares reacquired                    (20,832)      (223,069)     (28,938)      (313,117)
----------------------------------------------------------------------------------------
Net Increase                          17,970  $     183,453        5,165  $      59,997
----------------------------------------------------------------------------------------
Class Y
Shares sold                          899,076  $   9,222,383      370,344  $   4,003,093
Shares issued on reinvestment         29,780        305,080       21,456        229,156
Shares reacquired                   (483,238)    (5,030,079)    (362,464)    (3,885,470)
----------------------------------------------------------------------------------------
Net Increase                         445,618  $   4,497,384       29,336  $     346,779
----------------------------------------------------------------------------------------
European Portfolio
Class A
Shares sold                       19,293,739  $ 405,739,249   28,890,006  $ 774,104,339
Shares issued on reinvestment        110,129      2,462,476       61,729      1,577,803
Shares reacquired                (19,741,141)  (417,293,755) (28,521,841)  (769,283,567)
----------------------------------------------------------------------------------------
Net Increase (Decrease)             (337,273) $  (9,092,030)     429,894  $   6,398,575
----------------------------------------------------------------------------------------
Class B
Shares sold                          227,858  $   4,291,015      658,332  $  17,200,691
Shares issued on reinvestment        104,892      2,234,198       71,251      1,756,339
Shares reacquired                   (802,946)   (14,451,927)    (937,017)   (24,234,931)
----------------------------------------------------------------------------------------
Net Decrease                        (470,196) $  (7,926,714)    (207,434) $  (5,277,901)
----------------------------------------------------------------------------------------
Class L
Shares sold                          548,235  $  11,943,040    1,015,248  $  25,734,089
Shares issued on reinvestment         46,226        982,773       24,080        592,608
Shares reacquired                   (737,893)   (15,497,618)    (889,757)   (22,714,394)
----------------------------------------------------------------------------------------
Net Increase (Decrease)             (143,432) $  (2,571,805)     149,571  $   3,612,303
----------------------------------------------------------------------------------------

    28 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                        Class A Shares
                                         ---------------------------------------------
Global Government Bond Portfolio         2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/ 1997/(1)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $10.95    $11.18    $11.88    $12.22    $12.55
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.38      0.48      0.51      0.54      0.59
 Net realized and unrealized gain (loss)    0.75      0.17     (0.69)     0.39      0.38
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.13      0.65     (0.18)     0.93      0.97
-------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(2)/                (1.20)    (0.88)    (0.52)    (0.22)    (1.22)
 Net realized gains                           --        --        --     (0.60)    (0.08)
 Capital                                   (0.06)       --        --     (0.45)       --
-------------------------------------------------------------------------------------------
Total Distributions                        (1.26)    (0.88)    (0.52)    (1.27)    (1.30)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.82    $10.95    $11.18    $11.88    $12.22
-------------------------------------------------------------------------------------------
Total Return                               11.11%     6.13%    (1.62)%    8.08%     8.21%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $52,336   $60,546   $68,532   $88,836   $94,957
-------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses//                                 1.23%     1.21%     1.26%     1.22%     1.26%
 Net investment income                      3.62      4.35      4.39      4.58      4.82
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       96%      121%      164%      287%      367%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

    29 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                        Class B Shares
                                         ---------------------------------------------
Global Government Bond Portfolio         2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/ 1997/(1)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $10.92    $11.16    $11.87    $12.22    $12.50
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.32      0.42      0.45      0.47      0.52
 Net realized and unrealized gain (loss)    0.75      0.17     (0.69)     0.39      0.38
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.07      0.59     (0.24)     0.86      0.90
-------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(2)/                (1.08)    (0.83)    (0.47)    (0.19)    (1.10)
 Net realized gains                           --        --        --     (0.60)    (0.08)
 Capital                                   (0.06)       --        --     (0.42)       --
-------------------------------------------------------------------------------------------
Total Distributions                        (1.14)    (0.83)    (0.47)    (1.21)    (1.18)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.85    $10.92    $11.16    $11.87    $12.22
-------------------------------------------------------------------------------------------
Total Return                               10.48%     5.56%    (2.11)%    7.46%     7.62%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $3,001    $5,574    $9,485   $14,569   $19,690
-------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses//                                 1.80%     1.76%     1.81%     1.77%     1.80%
 Net investment income                      3.07      3.88      3.86      3.93      4.24
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       96%      121%      164%      287%      367%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

    30 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                          Class L Shares
                                         ------------------------------------------------
Global Government Bond Portfolio         2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(2)/ 1997/(1)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $10.92    $11.15    $11.86     $12.19      $12.47
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.33      0.42      0.46       0.48        0.53
 Net realized and unrealized gain (loss)    0.76      0.18     (0.70)      0.40        0.38
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.09      0.60     (0.24)      0.88        0.91
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                (1.09)    (0.83)    (0.47)     (0.19)      (1.11)
 Net realized gains                           --        --        --      (0.60)      (0.08)
 Capital                                   (0.07)       --        --      (0.42)         --
----------------------------------------------------------------------------------------------
Total Distributions                        (1.16)    (0.83)    (0.47)     (1.21)      (1.19)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.85    $10.92    $11.15     $11.86      $12.19
----------------------------------------------------------------------------------------------
Total Return                               10.69%     5.67%    (2.11)%     7.67%       7.73%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $1,934    $1,752    $1,731     $2,391      $3,257
----------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                   1.69%     1.67%     1.72%      1.68%       1.69%
 Net investment income                      3.14      3.88      3.98       4.01        4.33
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       96%      121%      164%       287%        367%
----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

    31 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                         Class Y Shares
                                         ---------------------------------------------
Global Government Bond Portfolio         2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/ 1997/(1)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $10.83    $11.03    $11.70    $12.03    $12.39
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.42      0.51      0.54      0.59      0.63
 Net realized and unrealized gain (loss)    0.73      0.18     (0.68)     0.37      0.37
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.15      0.69     (0.14)     0.96      1.00
-------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(2)/                (1.26)    (0.89)    (0.53)    (0.23)    (1.28)
 Net realized gains                           --        --        --     (0.60)    (0.08)
 Capital                                   (0.06)       --        --     (0.46)       --
-------------------------------------------------------------------------------------------
Total Distributions                        (1.32)    (0.89)    (0.53)    (1.29)    (1.36)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.66    $10.83    $11.03    $11.70    $12.03
-------------------------------------------------------------------------------------------
Total Return                               11.52%     6.59%    (1.28)%    8.50%     8.61%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $51,153   $47,145   $47,708   $37,057   $28,097
-------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                   0.86%     0.85%     0.91%     0.83%     0.89%
 Net investment income                      3.96      4.71      4.69      5.06      5.19
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       96%      121%      164%      287%      367%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

    32 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                              Class A Shares
                                         ------------------------------------------------------
European Portfolio                        2001/(1)/   2000/(1)/  1999/(1)/    1998/(1)/  1997/(1)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $25.52     $22.58     $19.44       $18.23     $17.25
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.03)     (0.01)     (0.00)*       0.06      (0.08)
 Net realized and unrealized gain (loss)     (9.58)      4.08       3.47         1.54       2.22
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (9.61)      4.07       3.47         1.60       2.14
---------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                          (1.65)     (1.13)     (0.33)       (0.39)     (1.16)
---------------------------------------------------------------------------------------------------
Total Distributions                          (1.65)     (1.13)     (0.33)       (0.39)     (1.16)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $14.26     $25.52     $22.58       $19.44     $18.23
---------------------------------------------------------------------------------------------------
Total Return                                (40.01)%    18.02%     18.02%        9.10%     12.88%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $21,502    $47,080    $31,946      $27,563    $14,118
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income (loss)                (0.14)%    (0.04)%    (0.00)%**     0.30%     (0.42)%
 Interest expense                             0.04       0.07         --           --         --
 Other expenses                               1.49       1.39       1.51         1.56       1.80
 Total expenses                               1.53       1.46       1.51         1.56       1.80
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          4%        25%        17%          27%        28%
---------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
 *Amount represents less than $0.01 per share.
**Amount represents less than 0.01%.


    33 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                             Class B Shares
                                         ------------------------------------------------------
European Portfolio                        2001/(1)/  2000/(1)/  1999/(1)/  1998/(1)/  1997/(1)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $24.42     $21.83     $18.95     $17.92     $17.09
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.18)     (0.24)     (0.16)     (0.11)     (0.20)
 Net realized and unrealized gain (loss)    (9.09)      3.96       3.37       1.53       2.19
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (9.27)      3.72       3.21       1.42       1.99
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                         (1.65)     (1.13)     (0.33)     (0.39)     (1.16)
------------------------------------------------------------------------------------------------
Total Distributions                         (1.65)     (1.13)     (0.33)     (0.39)     (1.16)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $13.50     $24.42     $21.83     $18.95     $17.92
------------------------------------------------------------------------------------------------
Total Return                               (40.45)%    17.00%     17.10%      8.24%     12.08%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $14,088    $36,963    $37,575    $40,090    $29,221
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                        (0.97)%    (0.93)%    (0.81)%    (0.56)%    (1.13)%
 Interest expense                            0.04       0.07         --         --         --
 Other expenses                              2.36       2.24       2.28       2.32       2.52
 Total expenses                              2.40       2.31       2.28       2.32       2.52
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         4%        25%        17%        27%        28%
------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.


    34 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                             Class L Shares
                                         ----------------------------------------------------
European Portfolio                        2001/(1)/  2000/(1)/  1999/(1)/  1998/(1)(2)/  1997/(1)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $24.38      $21.79     $18.91      $17.86      $17.04
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.17)      (0.22)     (0.15)      (0.07)      (0.21)
 Net realized and unrealized gain (loss)   (9.08)       3.94       3.36        1.51        2.19
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (9.25)       3.72       3.21        1.44        1.98
---------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                        (1.65)      (1.13)     (0.33)      (0.39)      (1.16)
---------------------------------------------------------------------------------------------------
Total Distributions                        (1.65)      (1.13)     (0.33)      (0.39)      (1.16)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $13.48      $24.38     $21.79      $18.91      $17.86
---------------------------------------------------------------------------------------------------
Total Return                              (40.43)%     17.03%     17.14%       8.38%      12.06%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $7,255     $16,622    $11,597     $10,762      $3,110
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                       (0.92)%     (0.84)%    (0.74)%     (0.37)%     (1.18)%
 Interest expense                           0.04        0.07         --          --          --
 Other expenses                             2.35        2.21       2.24        2.18        2.54
 Total expenses                             2.39        2.28       2.24        2.18        2.54
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        4%         25%        17%         27%         28%
---------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.

Tax Information (unaudited)

For Federal tax purposes, the Portfolios, hereby designate for the fiscal year ended October 31, 2001:

    . Long term capital gain distributions paid:

European Portfolio              $6,014,185

Percentage of ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:


Global Government Bond Portfolio                20.65%

    35 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

 Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global Government Bond and European Portfolios ("Portfolios") of Smith Barney World Funds, Inc. ("Fund") as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
December 12, 2001


    36 Smith Barney World Funds, Inc.  | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                               WORLD FUNDS, INC.



          DIRECTORS                   INVESTMENT MANAGER
          Victor Atkins               Smith Barney Fund Management LLC
          Abraham E. Cohen
          Robert A. Frankel           DISTRIBUTOR
          Michael Gellert             Salomon Smith Barney Inc.
          Rainer Greeven
          Susan M. Heilbron           CUSTODIAN
          Heath B. McLendon, Chairman J.P. Morgan Chase & Co.

          OFFICERS                    TRANSFER AGENT
          Maurits E. Edersheim        Citi Fiduciary Trust Company
          Chairman of the Fund        125 Broad Street,11th Floor
          & Advisory Director         New York, New York 10004

          Heath B. McLendon           SUB-TRANSFER AGENT
          Chief Executive Officer     PFPC Global Fund Services
                                      P.O. Box 9699
          Lewis E. Daidone            Providence, Rhode Island
          Senior Vice President       02940-9699
          and Treasurer

          Denis P. Mangan
          Vice President

          Rein W. van der Does
          Vice President

          Irving P. David
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney World Funds, Inc.




 This report is submitted for the general information of the shareholders of Smith Barney World Funds, Inc. --Global Government Bond and European Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after January 31, 2002 , this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY WORLD FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01358 12/01